UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Nicole J. Best

Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202

(Name and address of agent for service)

Ellen Drought

Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, WI 53202-5615

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

ANNUAL

REPORT

December 31, 2017

Select Value Fund

Mid Cap Value Fund

Value Plus Fund

Value Fund

International Value Fund

A MESSAGE FROM OUR FOUNDER (UNAUDITED)

“Beware of false knowledge; it is more dangerous than ignorance”

—George Bernard Shaw

Playwright

Dear Fellow Shareholders,

Unusual times call for unusual measures, and the run for momentum/growth stocks has been anything but normal. With that in mind, we thought we’d let the market speak for itself. Based on the past year, this is what investors seem to be saying.

Newton was wrong—what goes up doesn’t have to come down.

Don’t believe it? Just look at the performance of the top 10 names in the NASDAQ 100. The group was up 10% in the most recent quarter and an eye-popping 167% over the past three years. If reversion to the mean—gravity in the investment world—actually existed, we doubt investors would continue to pour money into these businesses.

Debt is a four-letter word but only to investment prudes.

With the average debt-to-capital ratio of the S&P 500 hitting nearly 48% this quarter, it’s clear that value investors who worry about things like balance sheet strength have been getting it all wrong. Financial leverage means nothing. If it did, Tesla, Inc. (TSLA) couldn’t raise cash despite missing production goals and burning through $4.2 billion during the past 12 months.

It’s better to be popular than healthy.

Some of the most widely held Index funds are loaded with zombie companies. For example, nearly 8% of the companies in the Russell 3000® have failed to generate enough cash flow during the past three years to make interest payments on outstanding debt. In past cycles, businesses like these would be forced to restructure or simply close up shop, but in today’s credit market, they simply borrow more money to pay interest on existing debt.

Ripe for a Reversal?

Russell 3000® Value Less Russell 3000® Growth Index

Source: Furey Research Partners, LLC and Russell®, 12/31/1978 to 12/31/2017,

annualized return over rolling 10-year periods.

Additional information for indices shown at end of material.

All indices are unmanaged. It is not possible to invest directly in an index.

Past performance does not guarantee future results.

A different perspective.

Maybe it’s our contrarian streak but from where we sit, the lessons above ring hollow. While following the crowd above all else has worked in an era of easy Fed money and strong momentum, we sense a change is coming. Here’s why:

•	Changes to the tax code should reduce the burden on small companies and encourage business investment. In our view, this should translate to greater manufacturing activity and make domestic companies more competitive on a global scale.
•	Interest rates are rising—and so are borrowing costs. As rates continue to climb, we expect companies that have played fast and loose with their balance sheets will face earnings pressure as more cash flow needs to be used to service existing debt.
•	Regulatory relief. For the past several years, companies have faced headwinds from heightened regulatory oversight. As the current Administration continues to review and revise existing policies, we expect businesses will find the environment more conducive to growth.
•	A budding backlash against social and e-commerce companies could prompt new and costly regulations for technology businesses.

With the above catalysts in mind, the future, in our view, is much brighter for reasonably valued companies. Growth has had its time in the sun, as the chart shows, and after more than eight years, we think the tide has begun to turn.

When the current trend unwinds, we will be ready, leveraging our hard work and disciplined process. Until then, the team believes market inefficiencies have created dramatic opportunities for prudent, fundamental investors.

We thank you for your continued trust and confidence.

Chairman and Portfolio Manager

1

HEARTLAND SELECT VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

A surge in investor optimism in the second half of the year helped drive stocks into record territory. The Heartland Select Value Fund Investor Class benefited from strong stock selection but mildly lagged the Russell 3000® Value Index, returning 12.42% versus 13.19%.

Holdings in Consumer Discretionary were a key source of strength, with the Fund’s Household Durables names leading the way. These included PulteGroup, Inc. (PHM), a national, diversified homebuilder that continued to report better-than-expected results on improved sales.

The housing industry has benefited from consumer confidence, and single-family new home permits have surged.

While stock picking of consumer-oriented companies was strong as a whole, the group contained a key detractor. Spirit Airlines, Inc. (SAVE) shares were down after price cuts by United Airlines, a key competitor, took a toll on sales projections during the third quarter. While painful at the time, recent monthly flight reports from Spirit and other airlines have suggested that pricing has improved. Additionally, industry capacity growth for the year, at 3.6%, is not expected to produce additional pricing pressure.

Longer-term, Spirit’s cost advantage and industry trends should help the airline thrive. The company’s costs per mile flown are approximately 30% to 50% lower than those of its competitors, which should translate to greater investor interest in the stock.

The Fund’s Industrial names were up on an absolute basis, and the group contained a top contributor. Kennametal Inc. (KMT), a name we bought in fall of 2016, was up nearly 60% in 2017 including dividends received. The company is the third-largest maker of tools used in the metal working industry. Management continues to make progress on cost-cutting measures including closing underutilized facilities, reducing overhead, and investing in greater manufacturing efficiency. As a result, Kennametal has outperformed peer industrials as cost cutting combined with revenue growth has resulted in operating leverage well ahead of sector peers. We remain confident in the new CEO’s plan to reduce costs and reorganize the sales approach but have trimmed exposure to the company as valuations have climbed.

Economic optimism seems rampant—and for good reason. Business investment is projected to jump in the new year, corporate earnings have been on a winning streak, and manufacturing data paints a robust picture worldwide. But with heightened expectations come greater risks. Valuations have been on a steady climb for the past few years and are pricing in a best-case scenario. As such, even mildly negative news could trigger a sharp pullback in equities.

In response, we continue to comb through all sectors and industries, looking for opportunities with leading industry players where we believe risk is mispriced. In particular, we are seeking businesses that have already endured a bear market and where recent improvements in bottom-line results are not yet reflected in its stock price.

CFA® is a registered trademark owned by the CFA Institute.

2

HEARTLAND SELECT VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty	Fifteen	Ten	Five	Three	One
as of December 31, 2017	Date	Inception	Years	Years	Years	Years	Years	Year
Investor Class (HRSVX)	10/11/96	10.42%	9.69%	10.83%	7.90%	12.54%	8.71%	12.42%
Institutional Class (HNSVX)	5/1/08	10.57	9.85	11.05	8.21	12.85	8.98	12.69
Russell 3000® Value Index	–	9.01	7.46	9.63	7.19	13.95	8.71	13.19

Index Source: FactSet Research Systems, Inc., Standard & Poor’s, and Russell®.

In the prospectus dated 5/1/17, the gross expense ratios for the Investor and Institutional Class are 1.23% and 1.00%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. As of the date of this report, the Annual Fund Operating Expense ratio for the Institutional Class is 1.01% without such waiver and/or reimbursement. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Fund’s expenses. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/11/960 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications as determined by Heartland Advisors may reference data from sources such as FactSet Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector weights are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., Standard & Poor’s, and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation through dynamic pursuit of value irrespective of market capitalization, making it compelling as a core holding. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Fund invests in small- and mid-sized companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	49
Net assets	$234.0 mil.
NAV (Investor Class)	$28.09
NAV (Institutional Class)	$28.00
Median market cap	$13.4 bil.
Weighted average market cap	$101.7 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Berkshire Hathaway, Inc. (Class B)	5.50%
Wells Fargo & Co	4.92
Schlumberger, Ltd	4.32
Equity Commonwealth	3.58
Exxon Mobil Corp.	3.57
CA, Inc.	3.55
Express Scripts Holding Co	3.51
Exelon Corp.	3.37
Wal-Mart Stores, Inc.	2.95
Cisco Systems, Inc.	2.94

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/17.

3

HEARTLAND MID CAP VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

Investors stayed with the familiar for much of the year as momentum, growth, and perceived safe havens led the way during the first half of the year. The tide turned during the last few months of 2017 as a steady stream of positive economic news led investors to pour money into equities and the major indices notched several new highs. The Heartland Mid Cap Value Fund Investor Class lagged the Russell Midcap® Value Index for the year, returning 8.11% versus 13.34%, but made up ground late as the environment for attractively valued companies improved.

An underweight to and stock selection in Real Estate was a key source of strength. Jones Lang LaSalle Incorporated (JLL), a top global real estate consultant and brokerage, was up due to solid earnings and an improving balance sheet.

We initiated a position in the business this spring on the belief that the market was too aggressively projecting earnings declines going forward. Additionally, commercial real estate is becoming more global and institutionally oriented, which should bode well for industry leaders such as JLL that can provide valuable expertise to insurance companies and other property investors. As earnings have improved and management has streamlined the cost structure, shares have taken off and valuations have climbed. We’ve trimmed our exposure in response to mitigate risk, but the company remains a full position in the portfolio.

Holdings in Information Technology (IT) lagged those in the benchmark and accounted for the vast majority of underperformance. Avnet, Inc. (AVT), a leading electronics distributor, sold off in the first half of the year due to a weaker outlook. Since then, management has accelerated cost cutting and earnings have begun to inflect positively. We believe the challenges earlier in the year were a temporary setback as opposed to a permanent impairment of the company’s operations. Avnet has made significant strides through the divestiture of its weak-performing tech solutions business and has ample opportunity to continue to evolve to focus on more profitable client groups such as smaller semiconductor manufacturers.

Stock selection in Consumer Discretionary was positive on an absolute basis but also contained a key detractor. Spirit Airlines, Inc. (SAVE) shares were down after price cuts by United Airlines, a key competitor, took a toll on sales projections during the third quarter. While painful at the time, recent monthly flight reports from Spirit and other airlines have suggested that pricing has improved. Additionally, industry capacity growth for the year, at 3.6%, is not expected to produce additional pricing pressure.

Longer-term, Spirit’s cost advantage and industry trends should help the airline thrive. The company’s costs per mile flown are approximately 30% to 50% lower than those of its competitors, which should translate to greater investor interest in the stock.

While Wall Street closed the year on an upbeat note, areas of concern remain. Corporate debt is reaching levels not seen since the Great Recession, and the yield curve has begun to flatten.

The environment for price-sensitive investors has become more challenging in recent months, but there are still ample opportunities to find compelling investments away from some of the more speculative names in the market. Against this backdrop, we have trimmed some winners, added to existing investments, and initiated new positions.

As always, each buy and sell decision is based on the underlying fundamentals of the company; this work has resulted in uncovering opportunities in the Consumer Staples and Materials sectors. We have also been able to upgrade the quality of our names in areas such as Energy.

CFA® is a registered trademark owned by the CFA Institute.

4

HEARTLAND MID CAP VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Three	One
as of December 31, 2017	Date	Inception	Years	Year
Investor Class (HRMDX)	10/31/14	8.99%	8.93%	8.11%
Institutional Class (HNMDX)	10/31/14	9.26	9.18	8.37
Russell Midcap® Value Index	–	9.37	9.00	13.34

Index Source: FactSet Research Systems, Inc., and Russell®.

In the prospectus dated 5/1/17, the Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Investor and Institutional Class are 1.25% and 0.99%, respectively. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Net Annual Operating Expenses do not exceed 1.25% of the Fund’s average daily net assets for the Investor Class and 0.99% for the Institutional Class, through at least May 1, 2019, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Total Annual Fund Operating Expenses would be 3.22% and 3.46% for the Investor and Institutional Class, respectively. As of the date of this report, the Total Annual Fund Operating Expense ratio is 2.50% and 2.45% for the Investor and Institutional Class, respectively, without such waiver and/or reimbursement.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/31/14 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications as determined by Heartland Advisors may reference data from sources such as FactSet Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector weights are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

(2)	Dun & Bradstreet (“D&B”) is excluded because its open market stock repurchases have made the company’s total equity negative, resulting in an excessively high debt ratio that is not reflective of D&B’s investment grade credit rating based on Heartland Advisors’ beliefs.

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund invests in mid-size, dividend-paying companies with a market cap range defined by the Russell Midcap® Index. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in a smaller number of stocks (generally 30 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. The Fund also invests in mid-sized companies on a value basis. Mid-sized securities generally are more volatile and less liquid than those of larger companies. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate the Fund. There is no assurance that dividend-paying stocks will mitigate volatility. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	45
Net assets	$7.6 mil.
NAV (Investor Class)	$11.99
NAV (Institutional Class)	$11.99
Median market cap	$8.6 bil.
Weighted average market cap	$13.3 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Exelon Corp.	3.61%
Franklin Resources, Inc.	3.56
SunTrust Banks, Inc.	3.43
Express Scripts Holding Co	3.42
CA, Inc.	3.13
CNA Financial Corp.	3.08
Quest Diagnostics, Inc.	3.03
Avnet, Inc.	2.90
Discover Financial Services	2.74
National Oilwell Varco, Inc.	2.73

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/17.

5

HEARTLAND VALUE PLUS FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

Skepticism driven by political discord in Washington during the first half of the year gave way to economic optimism as manufacturing remained strong, unemployment reached lows not seen in a decade, and tax cuts approved in late December provided a burst of energy for investors. While the steady march upward has been commonplace in recent quarters, signs of a new underlying tone began to emerge in the closing months of 2017. The Heartland Value Plus Fund Investor Class outperformed the Russell 2000® Value Index, returning 9.81% versus 7.84%,

Stock selection in Financials was a key source of strength, and the group contained a top contributor. MGIC Investment Corporation (MTG), one of the largest private mortgage insurers in the U.S., was up due to a string of solid earnings reports. The business continues to benefit from strong home sales, low unemployment, and an influx of first-time buyers—a group that traditionally relies on mortgage insurance to secure loans.

Rising home sales, a robust job market, and rising interest rates should continue to boost the private mortgage insurance market. MGIC has begun to stockpile reserves and has been aggressively buying back convertible debt. We would not be surprised to see management buy back shares or initiate a dividend.

Trading at 11x estimated 2018 earnings and only 1.7x tangible book value, the company, in our view, is an undervalued leader in an industry vital to the domestic economy.

An overweight to Industrials boosted relative performance. The group was up on an absolute basis and included a top performer—Kennametal Inc. (KMT).

The company is the third-largest maker of tools used in the metal working industry. Management continues to make progress on cost-cutting measures including closing underutilized facilities, reducing overhead, and investing in greater manufacturing efficiency. The self-help initiatives, combined with accelerating demand, resulted in higher-than-expected revenue and margins. Kennametal has outperformed peer industrials as cost cutting combined with revenue growth has resulted in operating leverage well ahead of sector peers.

An underweight to and stock selection in Utilities detracted on a relative basis. Over the past several years, investors have been bidding up the group as they sought to replace income lost to historically low yields on bonds. As multiples have expanded in the space, we have found more attractive opportunities elsewhere. We expect this approach may be rewarded if rates begin to climb in the quarters ahead.

The strong run for equities has led some investors to question whether valuations have gotten too rich. In many cases, we believe those concerns are warranted. Pockets of the market where volatility is low and areas that are perceived as safe havens have become expensive, in our view, based on their elevated multiples—and also because the potential of earnings expansion for many is lackluster.

Inflation has been building for the past several months and yet commodities have been left behind as equities have moved higher. With economic activity accelerating, we believe raw materials and businesses that produce commodities will move higher. Conversely, companies that lack pricing power or that rely on commodities in production of goods could face margin pressure in the quarters ahead.

CFA® is a registered trademark owned by the CFA Institute.

6

HEARTLAND VALUE PLUS FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty	Fifteen	Ten	Five	Three	One
as of December 31, 2017	Date	Inception	Years	Years	Years	Years	Years	Year
Investor Class (HRVIX)	10/26/93	10.28%	8.27%	10.66%	7.75%	8.46%	4.76%	9.81%
Institutional Class (HNVIX)	5/1/08	10.39	8.40	10.84	8.01	8.70	4.97	10.07
Russell 2000® Value Index	–	10.23	8.62	10.66	8.17	13.01	9.55	7.84

Index Source: FactSet Research Systems, Inc., and Russell®.

In the prospectus dated 5/1/17, the gross expense ratios for the Investor and Institutional Class are 1.19% and 0.97%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/26/93 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications as determined by Heartland Advisors may reference data from sources such as FactSet Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector weights are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests in small companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 70) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	45
Net assets	$421.7 mil.
NAV (Investor Class)	$33.26
NAV (Institutional Class)	$33.10
Median market cap	$2.2 bil.
Weighted average market cap	$2.9 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

DMC Global, Inc.	5.49%
Park Electrochemical Corp.	4.07
Wolverine World Wide, Inc.	3.40
American Vanguard Corp.	3.37
Schnitzer Steel Industries, Inc. (Class A)	3.37
Powell Industries, Inc.	3.12
Methode Electronics, Inc.	3.09
Lamar Advertising Co. (Class A)	3.08
AAR Corp.	3.02
Patterson-UTI Energy, Inc.	2.86

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/17.

7

HEARTLAND VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

For the past several years, many investors have come to believe the old rules of investing no longer apply. Instead of losing sleep about the fundamentals of an individual company, the thinking goes, one need only bet on what has worked in the past, regardless of the price paid.

We took a different approach and stuck with fundamental analysis to unearth attractively valued companies that we believe should be able to grow earnings faster than the economy. Our work led the Heartland Value Fund Investor Class to a gain of 8.42% for the year—outperforming the Russell 2000® Value Index, which returned 7.84%.

While following the crowd above all else has worked in an era of easy money, higher taxes, increased Federal regulation, and sluggish economic growth, we sense a change is coming. Recent tax reform, rising interest rates, and less stringent regulatory oversight, in our view, should provide a boost for small, reasonably valued companies.

Growth has had its time in the sun, as the chart shows, and after more than eight years, we think the tide has begun to turn.

The Fund’s Consumer Discretionary names were up sharply, more than double the performance of the group in the benchmark. Our research has led us away from hard-hit mall retailers and into areas such as select homebuilders. The industry should receive a boost from maturing millennials.

Historic Outperformance of Growth Versus Value

Russell 2000® Value Less Russell 2000® Growth Index

Source: Furey Research Partners, LLC and Russell®, 12/31/1978 to 12/31/2017, annualized return over rolling 10-year periods. Economic predictions are based on estimates and are subject to change. Additional information for indices shown at end of material. All indices are unmanaged. It is not possible to invest directly in an index.

Past performance does not guarantee future results.

LGI Homes (LGIH) was the Fund’s top contributor during the period. It is one of the nation’s fastest-growing homebuilders and operates in 10 states in the southern and western U.S. The company focuses on the entry-level market, with an average selling price of just over $200,000. To keep costs down and margins up, LGIH builds standardized homes and uses an aggressive sales and marketing program to target renters.

The no-frills approach has helped the company grow from startup in 2003 to $818 million in sales for 2016. LGIH has made a profit every year since opening and boasts a gross margin that’s the envy of the industry.

Stock selection in Financials was another source of strength. MGIC Investment Corporation (MTG), one of the largest private mortgage insurers in the U.S., was up after reporting better-than-expected earnings. The business continues to benefit from strong home sales, low unemployment, and an influx of first time buyers—a group that traditionally relies on mortgage insurance to secure loans.

Rising home sales, a robust job market, and favorable interest rate trends should continue to boost the private mortgage insurance market. MGIC has begun to stockpile reserves and has been aggressively buying back convertible debt. We would not be surprised to see management buy back shares or initiate a dividend.

Trading at 10.3x estimated 2018 earnings and only 1.7x tangible book value, the company, in our view, is an undervalued leader in an industry vital to the domestic economy.

The Energy sector remained under pressure despite rising oil prices. The Fund’s holdings were down and moderately lagged on a relative basis. A stock-specific issue in a single holding accounted for the majority of the shortfall. Willbros Group, Inc. (WG), a specialty energy pipeline contractor and utility transmission provider, gave up ground late in the year as cost overruns for three of its pipeline projects took a toll on earnings. Despite the losses, the company generated positive cash flow during the period, and we believe Willbros will quickly return to profitability.

We are confident that the current growth-led momentum trend will end up on the scrap heap of flawed investment thinking like so many before it. Whether it’s the recently approved tax overhaul providing a boost to small companies or rising interest rates sparking a renewed focus on balance sheet strength, we believe investors will once again look to fundamentals when choosing where to put their money.

8

HEARTLAND VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty-Five	Twenty	Fifteen	Ten	Five	Three	One
as of December 31, 2017	Date	Inception	Years	Years	Years	Years	Years	Years	Year
Investor Class (HRTVX)	12/28/84	11.85%	10.37%	8.42%	9.49%	5.46%	8.66%	3.91%	8.42%
Institutional Class (HNTVX)	5/1/08	11.91	10.45	8.52	9.62	5.65	8.84	4.08	8.59
Russell 2000® Value Index	–	11.38	10.74	8.62	10.66	8.17	13.01	9.55	7.84

Index Source: FactSet Research Systems, Inc., and Russell®.

In the prospectus dated 5/1/17, the gross expense ratios for the Investor and Institutional Class are 1.09% and 0.92%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ Net Annual Operating Expenses at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to its initial offering is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 12/28/84 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications as determined by Heartland Advisors may reference data from sources such as FactSet Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector weights are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation through investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation by investing in micro- and small-cap companies. The micro- and small-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research-minded investors such as Heartland. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	96
Net assets	$800.5 mil.
NAV (Investor Class)	$41.18
NAV (Institutional Class)	$41.98
Median market cap	$452 mil.
Weighted average market cap	$1.5 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Kennedy-Wilson Holdings, Inc.	3.03%
LGI Homes, Inc.	2.81
Barrett Business Services, Inc.	2.41
IAMGOLD Corp.	2.41
MGIC Investment Corp.	2.29
Radian Group, Inc.	2.19
Acacia Research Corp.	2.12
CareTrust REIT, Inc.	2.09
TriState Capital Holdings, Inc.	2.01
Centerra Gold, Inc.	1.92

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/17.

9

HEARTLAND INTERNATIONAL VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

Investors looked past geopolitical flare-ups for much of the year and instead focused on positive economic data. As a result, international equities posted strong gains in 2017.

China, which entered the year as a question mark for many, showed continued signs of improvement and provided a positive ripple effect for other global players. Although some of the major currencies softened, the effect was muted and limited to commodity-producing pockets in Emerging Markets. The Heartland International Value Fund Investor Class had a strong absolute showing but lagged its benchmark, the Russell Global® ex-U.S. Small Cap Index, returning 19.04% versus 30.49%.

Stock selection in Financials was a key contributor to absolute and relative performance. In the space, ING Life Insurance Korea (079440 KS), a Korean life insurance and financial services provider, was a top performer. The 30-year-old company went public last spring, but the offering was widely overlooked by investors. Historically, ING has been managed in accordance with more stringent European financial standards which has resulted in exceptional financial strength compared to other Korean insurers. Changes to capital requirements scheduled to take effect in 2019 should provide a competitive advantage to the company as peers are forced to shore up cash reserves.

As the new requirements take effect, we expect ING will quantify the level of its excess capital, which may be used to reward shareholders beyond its already generous policy of paying out 50% of net income. As its dividend rate increases, so too should investor interest in the company.

The Fund’s Information Technology holdings were another bright spot for the year. While the portfolio was underweight the sector, many of the companies held were up sharply.

Wacom Company Ltd. (6727 JP), a Japan-based technology business we added in February 2017, was a top contributor. The company makes digital stylus products for consumers and high-end hardware and software for professional animation.

We were drawn to the company based on valuations and its launch of several new products for its animation business. We believed the new offerings would drive replacement demand and lead to top-line growth. Wacom’s most recent earnings release validated those views.

The company reported strong sales growth and forecasted a 60% jump in operating income. New product cycles typically last up to four years, and we believe Wacom still has ample room for additional gains in sales and earnings. Despite the opportunity, shares are trading at just 1.2x sales, or toward the low end of the stock’s five-year average.

The Fund’s gold mining stocks retreated, and the group detracted on an absolute and relative basis. Gold miner Mandalay Resources Corporation (MND) was the weakest holding in the group after it had to shut down one of its mines in Chile due to an accident at the location. The shuttered facility accounts for only 10% of net asset value for the company, but investors were concerned that the loss of production could impact earnings and margins in the coming quarters.

Looking ahead to 2018, we remain constructive on the global economy. However, as the expansion continues to churn on, new challenges will emerge. The European Central Bank could begin to unwind its policy of easy money. Germany has yet to form a government following its most recent elections, and Italians will be heading to the polls in March in an election that could once again test the strength of the European Union.

The result of these potential challenges—and others that are unforeseen—could lead to a market where valuations compress while earnings continue to grow. As such, we continue to believe today’s markets call for an active approach that is based on a consistent philosophy and executed using a disciplined process.

CFA® is a registered trademark owned by the CFA Institute.

10

HEARTLAND INTERNATIONAL VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Five	Three	One
as of December 31, 2017	Date	Inception	Years	Years	Year
Investor Class (HINVX)	10/1/10	3.59%	4.33%	4.66%	19.04%
Institutional Class (HNNVX)	5/1/17	3.62	4.37	4.73	19.29
Russell Global® ex-U.S. Small Cap Index	—	7.33	9.25	11.27	30.49

Index Source: FactSet Research Systems, Inc., and Russell®.

In the prospectus dated 5/1/17, the Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Investor and Institutional Class are 1.25% and 0.99%, respectively. The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Net Annual Operating Expenses do not exceed 1.25% of the Fund’s average daily net assets for the Investor Class and 0.99% for the Institutional Class, through at least May 1, 2019, and subject thereafter to annual reapproval of the agreement by the Board of Directors. Without such waiver and/or reimbursements, the Total Annual Fund Operating Expenses would be 1.89% and 1.63% for the Investor and Institutional Class, respectively. As of the date of this report, the Total Annual Fund Operating Expense ratio is 1.84% and 1.45% for the Investor and Institutional Class, respectively, without such waiver and/or reimbursement.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. Performance for Institutional Class shares prior to their initial offering is based on the performance of Investor Class shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 90 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. Performance data quoted for periods prior to 10/1/13 for the International Value Fund is that of the Predecessor Fund. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandadvisors.com.

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION – 10/1/10 – INVESTOR CLASS SHARES

SECTOR ALLOCATION

Sector and industry classifications as determined by Heartland Advisors may reference data from sources such as FactSet Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector weights are a percent of equity investments and subject to change.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc., and Russell®.

(1)	Weighted average

INVESTMENT GOAL

The Fund seeks long-term capital appreciation with modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks long-term capital appreciation by investing in small- and mid-cap international companies, with an emphasis on dividends. The Fund utilizes Heartland’s disciplined and time-tested 10 Principles of Value Investing™, designed to capture upside potential while minimizing downside risk.

INVESTMENT CONSIDERATIONS

The Fund invests primarily in small foreign companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies. Foreign securities have additional risk, including but not limited to, exchange rate changes, political and economic upheaval, and relatively low market liquidity. These risks are magnified in emerging markets. Value investments are subject to the risk that their intrinsic values may not be recognized by the broad market.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents)	50
Net assets	$29.4 mil.
NAV (Investor Class)	$10.76
NAV (Institutional Class)	$10.75
Median market cap	$1.1 bil.
Weighted average market cap	$1.6 bil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Keck Seng Investments, Ltd.	3.88%
Incitec Pivot, Ltd.	3.66
Technicolor SA	3.34
Bank of Kyoto, Ltd.	3.18
Wacom Co., Ltd.	3.03
Total Energy Services, Inc.	3.01
Foxtons Group PLC.	3.00
Chicony Electronics Co., Ltd.	2.99
Chemring Group PLC	2.78
Boskalis Westminster	2.56

Portfolio holdings, statistics, and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions and Disclosures.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/17.

11

THE HEARTLAND FAMILY OF EQUITY FUNDS

ADDITIONAL FUND CHARACTERISTICS (UNAUDITED)

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of December 31, 2017. These sectors represent groupings of industry classifications.

	SELECT	MID CAP	VALUE	VALUE	INTERNATIONAL
	VALUE FUND	VALUE FUND	PLUS FUND	FUND	VALUE FUND
Consumer Discretionary	4.3%	8.5%	8.2%	11.5%	11.0%
Consumer Staples	6.6	3.2	3.1	2.6	10.8
Energy	12.8	11.5	11.4	3.3	7.9
Financials	24.6	18.6	18.4	19.8	6.7
Health Care	14.8	10.7	1.3	6.0	9.0
Industrials	9.2	15.2	25.5	16.1	22.9
Information Technology	11.0	9.4	15.1	15.1	10.2
Materials	5.4	7.2	9.3	6.4	8.4
Real Estate	3.6	6.6	5.1	7.7	8.5
Utilities	7.7	6.3	2.6	4.6	1.0
Short-Term Investments	0.0	2.8	0.0	6.9	3.6
Total	100.0%	100.0%	100.0%	100.0%	100.0%

Portfolio holdings, statistics, and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

12

FINANCIAL STATEMENTS

SELECT VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2017

	SHARES	VALUE
COMMON STOCKS (99.9%)
Auto Components (1.2%)
BorgWarner, Inc.	55,000	$2,809,950

Capital Markets (3.9%)
Bank of New York Mellon Corp.	80,000	4,308,800
Franklin Resources, Inc.	110,000	4,766,300
		9,075,100

Chemicals (2.1%)
American Vanguard Corp.	120,000	2,358,000
Potash Corp. of Saskatchewan, Inc.	120,000	2,478,000
		4,836,000

Commercial Banks (12.8%)
BB&T Corp.	130,000	6,463,600
PNC Financial Services Group, Inc.	47,500	6,853,775
Wells Fargo & Co.	190,000	11,527,300
Zions Bancorporation	100,000	5,083,000
		29,927,675

Communications Equipment (3.8%)
ADTRAN, Inc.	105,000	2,031,750
Cisco Systems, Inc.	180,000	6,894,000
		8,925,750

Consumer Finance (2.3%)
American Express Co.	55,000	5,462,050

Diversified Financial Services (5.5%)
Berkshire Hathaway, Inc. (Class B)(a)	65,000	12,884,300

Electric Utilities (7.1%)
Entergy Corp.	80,000	6,511,200
Exelon Corp.	200,000	7,882,000
FirstEnergy Corp.	75,000	2,296,500
		16,689,700

Electronic Equipment & Instruments (1.0%)
Avnet, Inc.	60,000	2,377,200

Energy Equipment & Services (7.0%)
Newpark Resources, Inc.(a)	460,000	3,956,000
Patterson UTI Energy, Inc.	100,000	2,301,000
Schlumberger, Ltd.	150,000	10,108,500
		16,365,500

Equity Real Estate Investment Trusts (REITs) (3.6%)
Equity Commonwealth(a)	275,000	8,390,250

Food & Staples Retailing (3.0%)
Wal-Mart Stores, Inc.	70,000	6,912,500

Food Products (3.6%)
Bunge, Ltd.	35,000	2,347,800
JM Smucker Co.	28,000	3,478,720
Kellogg Co.	40,000	2,719,200
		8,545,720

Health Care Equipment & Supplies (2.5%)
Abbott Laboratories	60,000	3,424,200
Invacare Corp.	140,000	2,359,000
		5,783,200

Health Care Providers & Services (7.5%)
Express Scripts Holding Co.(a)	110,000	8,210,400
Quest Diagnostics, Inc.	45,000	4,432,050
Triple-S Management Corp.(Class B)(a)	200,000	4,970,000
		17,612,450

Hotels, Restaurants & Leisure (1.1%)
Spirit Airlines, Inc.(a)	60,000	2,691,000

Machinery (2.0%)
Kennametal, Inc.	50,000	2,420,500
Oshkosh Corp.	25,000	2,272,250
		4,692,750

Marine (2.0%)
Kirby Corp.(a)	70,000	4,676,000

Media (0.6%)
Gannett Co., Inc.	125,000	1,448,750

Metals & Mining (2.4%)
Major Drilling Group International, Inc. (CAD)(a)(b)	400,000	2,246,619
Schnitzer Steel Industries, Inc. (Class A)	100,000	3,350,000
		5,596,619

Multi-Utilities (0.6%)
MDU Resources Group, Inc.	50,000	1,344,000

Oil, Gas & Consumable Fuels (5.8%)
Exxon Mobil Corp.	100,000	8,364,000
Suncor Energy, Inc.	140,000	5,140,800
		13,504,800

Paper & Forest Products (1.0%)
KapStone Paper and
Packaging Corp.	100,000	2,269,000

Pharmaceuticals (4.8%)
Pfizer, Inc.	190,000	6,881,800
Sanofi (ADR)	100,000	4,300,000
		11,181,800

Professional Services (2.5%)
Robert Half International, Inc.	105,000	5,831,700

Road & Rail (1.1%)
AMERCO	7,000	2,645,370

Software (6.2%)
CA, Inc.	250,000	8,320,000
Oracle Corp.	130,000	6,146,400
		14,466,400

Specialty Retail (1.3%)
American Eagle Outfitters, Inc.	160,000	3,008,000

Trading Companies & Distributors (1.6%)
WESCO International, Inc.(a)	55,000	3,748,250

TOTAL COMMON STOCKS
(Cost $181,029,657)		$233,701,784

TOTAL INVESTMENTS - (99.9%)
(Cost $181,029,657)		$233,701,784
OTHER ASSETS AND LIABILITIES, NET - (0.1%)		335,128
TOTAL NET ASSETS - (100.0%)		$234,036,912

The accompanying Notes to Financial Statements are an integral part of these Statements.

13

MID CAP VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2017

	SHARES	VALUE
COMMON STOCKS (97.4%)
Aerospace & Defense (2.4%)
Arconic, Inc.	2,326	$63,383
Textron, Inc.	2,093	118,443
		181,826

Automobiles (2.4%)
Harley-Davidson, Inc.	3,631	184,745

Capital Markets (3.6%)
Franklin Resources, Inc.	6,284	272,286

Chemicals (1.5%)
Olin Corp.	3,178	113,073

Commercial Banks (6.9%)
Popular, Inc.	4,664	165,525
SunTrust Banks, Inc.	4,060	262,236
Zions Bancorporation	1,957	99,474
		527,235

Commercial Services & Supplies (1.5%)
Stericycle, Inc.(a)	1,661	112,931

Consumer Finance (2.7%)
Discover Financial Services	2,719	209,146

Containers & Packaging (2.5%)
Bemis Co., Inc.	3,940	188,293

Electric Utilities (6.3%)
Exelon Corp.	7,005	276,067
FirstEnergy Corp.	6,596	201,970
		478,037

Electronic Equipment & Instruments (3.8%)
Avnet, Inc.	5,598	221,793
AVX Corp.	3,762	65,082
		286,875

Energy Equipment & Services (7.3%)
National Oilwell Varco, Inc.	5,797	208,808
Patterson-UTI Energy, Inc.	8,570	197,196
TechnipFMC PLC	4,862	152,229
		558,233

Equity Real Estate Investment Trusts (REITs) (4.0%)
Equity Commonwealth(a)	4,946	150,902
Ryman Hospitality
Properties, Inc.	2,296	158,470
		309,372

Food Products (3.2%)
Bunge, Ltd.	1,768	118,597
Dean Foods Co.	11,017	127,357
		245,954

Health Care Providers & Services (10.7%)
AmerisourceBergen Corp.	2,186	200,718
Encompass Health Corp.	2,539	125,452
Express Scripts Holding Co.(a)	3,506	261,688
Quest Diagnostics, Inc.	2,351	231,550
		819,408

Hotels, Restaurants & Leisure (1.2%)
Spirit Airlines, Inc.(a)	2,085	93,512

Household Durables (1.4%)
Garmin, Ltd.	1,824	108,656

Insurance (5.5%)
CNA Financial Corp.	4,437	235,383
Reinsurance Group of America, Inc.	1,178	183,685
		419,068

IT Services (2.5%)
Western Union Co.	10,128	192,533

Leisure Equipment & Products (2.0%)
Brunswick Corp.	2,712	149,757

Machinery (3.4%)
Flowserve Corp.	1,374	57,887
PACCAR, Inc.	2,868	203,857
		261,744

Metals & Mining (3.3%)
Cleveland-Cliffs, Inc.(a)	11,891	85,734
Reliance Steel & Aluminum Co.	1,947	167,033
		252,767

Oil, Gas & Consumable Fuels (4.2%)
Cabot Oil & Gas Corp.	6,155	176,033
Hess Corp.	3,027	143,692
		319,725

Professional Services (4.7%)
Dun & Bradstreet Corp.	1,402	166,011
Robert Half International, Inc.	3,442	191,169
		357,180

Real Estate Management & Development (2.5%)
Jones Lang LaSalle, Inc.	1,303	194,056

Road & Rail (1.2%)
AMERCO	244	92,210

Software (3.1%)
CA, Inc.	7,196	239,483

Specialty Retail (1.5%)
American Eagle Outfitters, Inc.	6,129	115,225

Trading Companies & Distributors (2.1%)
MSC Industrial Direct Co., Inc. (Class A)	1,648	159,296

TOTAL COMMON STOCKS
(Cost $6,508,732)		$7,442,626

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (2.8%)
Time Deposits (2.8%)
CitiBank (New York)(c)	0.92%	$216,601	$216,601

TOTAL SHORT-TERM INVESTMENTS
(Cost $216,601)			$216,601

TOTAL INVESTMENTS - (100.2%)
(Cost $6,725,333)			$7,659,227
OTHER ASSETS AND LIABILITIES, NET - (-0.2%)			(13,433)
TOTAL NET ASSETS - (100.0%)			$7,645,794

The accompanying Notes to Financial Statements are an integral part of these Statements.

14

VALUE PLUS FUND – SCHEDULE OF INVESTMENTS

December 31, 2017

	SHARES	VALUE
COMMON STOCKS (99.9%)
Aerospace & Defense (3.0%)
AAR Corp.	325,000	$12,769,250

Chemicals (3.4%)
American Vanguard Corp.	725,000	14,246,250

Commercial Banks (15.5%)
Associated Banc-Corp.	300,000	7,620,000
Boston Private Financial Holdings, Inc.	625,000	9,656,250
Cadence BanCorp(a)	300,000	8,136,000
CenterState Banks, Inc.	350,000	9,005,500
Hancock Holding Co.	125,000	6,187,500
Umpqua Holdings Corp.	375,000	7,800,000
United Bankshares, Inc.	200,000	6,950,000
Zions Bancorporation	200,000	10,166,000
		65,521,250

Commercial Services & Supplies (1.1%)
Brady Corp. (Class A)	125,000	4,737,500

Construction & Engineering (2.4%)
KBR, Inc.	500,000	9,915,000

Containers & Packaging (2.5%)
Greif, Inc. (Class A)	175,000	10,601,500

Electric Utilities (1.6%)
Portland General Electric Co.	150,000	6,837,000

Electrical Equipment (5.7%)
Encore Wire Corp.	225,000	10,946,250
Powell Industries, Inc.	460,000	13,179,000
		24,125,250

Electronic Equipment & Instruments (11.6%)
Benchmark Electronics, Inc.(a)	325,000	9,457,500
Knowles Corp.(a)	625,000	9,162,500
Methode Electronics, Inc.	325,500	13,052,550
Park Electrochemical Corp.(d)	875,000	17,193,750
		48,866,300

Energy Equipment & Services (9.0%)
Dril-Quip, Inc.(a)	200,000	9,540,000
Patterson-UTI Energy, Inc.	525,000	12,080,250
RPC, Inc.	300,000	7,659,000
Unit Corp.(a)	400,000	8,800,000
		38,079,250

Equity Real Estate Investment Trusts (REITs) (5.1%)
Lamar Advertising Co. (Class A)	175,000	12,992,000
Ryman Hospitality
Properties, Inc.	125,000	8,627,500
		21,619,500

Food Products (0.4%)
Farmer Brothers Co.(a)	50,000	1,607,500

Health Care Providers & Services (1.3%)
Patterson Cos., Inc.	150,000	5,419,500

Hotels, Restaurants & Leisure (2.0%)
Cheesecake Factory, Inc.	175,000	8,431,500

Household Products (2.7%)
Valvoline, Inc.	450,000	11,277,000

Leisure Equipment & Products (2.8%)
Callaway Golf Co.	550,000	7,661,500
Acushnet Holdings Corp.	200,000	4,216,000
		11,877,500

Machinery (12.4%)
Astec Industries, Inc.	135,000	7,897,500
DMC Global, Inc.(d)	925,000	23,171,250
Harsco Corp.(a)	415,000	7,739,750
Kennametal, Inc.	100,000	4,841,000
TriMas Corp.(a)	325,000	8,693,750
		52,343,250
Metals & Mining (3.4%)
Schnitzer Steel Industries, Inc. (Class A)	425,000	14,237,500

Multi-Utilities (1.0%)
MDU Resources Group, Inc.	150,000	4,032,000

Oil, Gas & Consumable Fuels (2.4%)
Cabot Oil & Gas Corp.	350,000	10,010,000

Semiconductors & Semiconductor Equipment (3.5%)
Entegris, Inc.	175,000	5,328,750
Semtech Corp.(a)	275,000	9,405,000
		14,733,750

Textiles, Apparel & Luxury Goods (3.4%)
Wolverine World Wide, Inc.	450,000	14,346,000

Thrifts & Mortgage Finance (2.8%)
MGIC Investment Corp.(a)	850,000	11,993,500

Trading Companies & Distributors (0.9%)
NOW, Inc.(a)	325,000	3,584,750

TOTAL COMMON STOCKS
(Cost $338,607,460)		$421,211,800

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (0.0%)(e)
Time Deposits (0.0%)(e)
CitiBank (New York)(c)	0.92%	$47,437	$47,437

TOTAL SHORT-TERM INVESTMENTS
(Cost $47,437)			$47,437

TOTAL INVESTMENTS - (99.9%)
(Cost $338,654,897)			$421,259,237
OTHER ASSETS AND LIABILITIES, NET - (0.1%)			419,027
TOTAL NET ASSETS - (100.0%)			$421,678,264

The accompanying Notes to Financial Statements are an integral part of these Statements.

15

VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2017

	SHARES	VALUE
COMMON STOCKS (93.4%)
Aerospace & Defense (2.9%)
CPI Aerostructures, Inc.(a)(d)	650,000	$5,817,500
Maxar Technologies, Ltd. (CAD)(b)	125,000	8,046,937
Triumph Group, Inc.	350,000	9,520,000
		23,384,437

Air Freight & Logistics (0.6%)
Atlas Air Worldwide Holdings, Inc.(a)	75,000	4,398,750

Auto Components (2.0%)
Linamar Corp. (CAD)(b)	200,000	11,648,369
Stoneridge, Inc.(a)	200,000	4,572,000
		16,220,369

Biotechnology (0.2%)
ImmuCell Corp.(a)	199,600	1,754,484

Capital Markets (0.5%)
Safeguard Scientifics, Inc.(a)	336,098	3,764,298

Commercial Banks (14.1%)
Bancorp, Inc.(a)	1,500,000	14,820,000
Capital City Bank Group, Inc.	500,000	11,470,000
Century Bancorp, Inc. (Class A)	50,250	3,932,063
First Internet Bancorp	350,720	13,379,968
Heritage Financial Corp.	400,000	12,320,000
PacWest Bancorp	225,000	11,340,000
People’s Utah Bancorp	150,000	4,545,000
TriCo Bancshares	377,320	14,285,335
TriState Capital Holdings, Inc.(a)	700,000	16,100,000
United Bankshares, Inc.	300,000	10,425,000
		112,617,366

Commercial Services & Supplies (1.4%)
Ceco Environmental Corp.	400,000	2,052,000
Hudson Technologies, Inc.(a)	850,000	5,159,500
Perma-Fix Environmental Services(a)(d)(f)	1,000,000	3,650,000
		10,861,500

Communications Equipment (2.6%)
Acacia Research Corp.(a)(d)	4,200,000	17,010,000
Digi International, Inc.(a)	150,000	1,432,500
Oclaro, Inc.(a)	300,000	2,022,000
		20,464,500

Computers & Peripherals (0.9%)
USA Technologies, Inc.(a)	700,000	6,825,000

Construction & Engineering (1.8%)
Argan, Inc.	100,000	4,500,000
Northwest Pipe Co.(a)(d)	500,000	9,570,000
		14,070,000

Diversified Consumer Services (0.6%)
Lincoln Educational
Services Corp.(a)(d)(f)	2,470,000	4,989,400

Electric Utilities (0.8%)
InfraREIT, Inc.	162,573	3,020,606
Spark Energy, Inc. (Class A)	300,000	3,720,000
		6,740,606

Electrical Equipment (1.9%)
Hydrogenics Corp.(a)(d)	945,000	10,489,500
Pioneer Power Solutions, Inc.(a)(f)	350,500	2,668,076
Powell Industries, Inc.	72,345	2,072,684
		15,230,260
Electronic Equipment & Instruments (4.5%)
CUI Global, Inc.(a)(d)	2,000,000	5,500,000
Fabrinet(a)	500,000	14,350,000
IntriCon Corp.(a)(d)	558,113	11,050,637
Pure Technologies, Ltd. (CAD)(b)	300,000	2,143,198
SuperCom, Ltd.(a)(d)	800,000	3,128,000
		36,171,835

Energy Equipment & Services (1.1%)
Aspen Aerogels, Inc.(a)	927,066	4,524,082
Willbros Group, Inc.(a)(d)	2,739,012	3,889,397
		8,413,479

Equity Real Estate Investment Trusts (REITs) (4.7%)
American Homes 4 Rent (Class A)	400,000	8,736,000
CareTrust REIT, Inc.	1,000,000	16,760,000
Jernigan Capital, Inc.(d)	465,000	8,839,650
Urstadt Biddle Properties, Inc. (Class A)	150,000	3,261,000
		37,596,650

Food Products (2.1%)
Hanover Foods Corp. (Class A)(f)	49,250	4,502,435
Landec Corp.(a)	750,000	9,450,000
SunOpta, Inc.(a)	400,000	3,100,000
		17,052,435

Health Care Equipment & Supplies (2.2%)
Accuray, Inc.(a)	3,000,000	12,900,000
Trinity Biotech PLC (ADR)(a)	1,000,000	5,100,000
		18,000,000

Health Care Providers & Services (1.2%)
Digirad Corp.	970,605	2,499,308
Ensign Group, Inc.	300,000	6,660,000
Sharps Compliance Corp.(a)	189,144	773,599
		9,932,907

Household Durables (5.2%)
AV Homes, Inc.(a)	750,000	12,487,500
LGI Homes, Inc.(a)(g)	300,000	22,509,000
MDC Holdings, Inc.	199,035	6,345,236
		41,341,736

Household Products (0.5%)
Oil-Dri Corp. of America	100,000	4,150,000

Independent Power Producers & Energy Traders (3.8%)
AES Corp.	1,400,000	15,162,000
Vistra Energy Corp.(a)	825,000	15,114,000
		30,276,000
Insurance (0.8%)
Federated National Holding Co.	400,000	6,628,000

Internet Software & Services (0.9%)
Marchex, Inc. (Class B)(a)	500,000	1,615,000
TechTarget, Inc.(a)	400,000	5,568,000
		7,183,000

IT Services (2.1%)
EVERTEC, Inc.	600,000	8,190,000
StarTek, Inc.(a)(d)	895,000	8,923,150
		17,113,150

Life Sciences Tools & Services (0.7%)
Harvard Bioscience, Inc.(a)(d)	1,696,226	5,597,546

Machinery (2.2%)
Energy Recovery, Inc.(a)	850,000	7,437,500
H2O Innovation, Inc. (CAD)(a)(b)	1,000,000	954,654
Spartan Motors, Inc.	600,000	9,450,000
		17,842,154

Media (1.7%)
AH Belo Corp. (Class A)	250,000	1,200,000
AMC Entertainment Holdings,
Inc. (Class A)	400,000	6,040,000
Gannett Co., Inc.	520,000	6,026,800
		13,266,800

The accompanying Notes to Financial Statements are an integral part of these Statements.

16

VALUE FUND — SCHEDULE OF INVESTMENTS (CONTINUED)

December 31, 2017

	SHARES	VALUE
Metals & Mining (5.7%)
Centerra Gold, Inc. (CAD)(a)(b)	3,000,000	$15,369,928
IAMGOLD Corp. (CAD)(a)(b)	3,317,500	19,345,485
OceanaGold Corp. (CAD)(b)	500,000	1,284,805
Teranga Gold Corp. (CAD)(a)(b)	3,975,000	9,455,251
		45,455,469
Oil, Gas & Consumable Fuels (2.2%)
Abraxas Petroleum Corp.(a)	1,664,200	4,093,932
Ring Energy, Inc.(a)	75,862	1,054,482
SRC Energy, Inc.(a)	1,500,000	12,795,000
		17,943,414
Paper & Forest Products (0.7%)
Western Forest Products, Inc. (CAD)(b)	3,000,000	5,847,255

Pharmaceuticals (1.6%)
Juniper Pharmaceuticals, Inc.(a)	250,000	1,212,500
Lannett Company, Inc.(a)(g)	500,000	11,600,000
		12,812,500
Professional Services (4.0%)
Barrett Business Services, Inc.(d)	300,000	19,347,000
Hudson Global, Inc.(a)(d)	3,150,000	7,087,500
RCM Technologies, Inc.(d)	833,195	5,207,469
		31,641,969
Real Estate Management & Development (3.0%)
Kennedy-Wilson Holdings, Inc.	1,400,000	24,290,000

Road & Rail (0.4%)
Marten Transport, Ltd.	166,666	3,383,320

Semiconductors & Semiconductor Equipment (2.7%)
CyberOptics Corp.(a)	275,000	4,125,000
Mellanox Technologies, Ltd.(a)	150,000	9,705,000
Pixelworks, Inc.(a)(d)	1,250,000	7,912,500
		21,742,500
Software (1.5%)
TiVo Corp.	750,000	11,700,000

Specialty Retail (2.0%)
Dick’s Sporting Goods, Inc.	50,000	1,437,000
GameStop Corp. (Class A)	300,000	5,385,000
Genesco, Inc.(a)	106,500	3,461,250
Indigo Books & Music, Inc. (CAD)(a)(b)	400,000	5,969,769
		16,253,019
Thrifts & Mortgage Finance (4.5%)
MGIC Investment Corp.(a)	1,300,000	18,343,000
Radian Group, Inc.	850,000	17,518,500
		35,861,500
Trading Companies & Distributors (1.1%)
Transcat, Inc.(a)(d)	600,000	8,550,000

TOTAL COMMON STOCKS
(Cost $603,340,001)		$747,367,608

	CONTRACTS	VALUE
PURCHASED OPTIONS (0.0%)(e)(h)
LGI Homes, Inc.	1,000	$90,000

TOTAL PURCHASED OPTIONS
(Cost $149,510)		$90,000

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (6.9%)
Time Deposits (6.9%)
CitiBank (New York)(c)	0.92%	$55,479,762	$55,479,762

TOTAL SHORT-TERM INVESTMENTS
(Cost $55,479,762)			$55,479,762

TOTAL INVESTMENTS - (100.3%)
(Cost $658,969,273)			$802,937,370
OTHER ASSETS AND LIABILITIES, NET - (-0.3%)			(2,455,211)
TOTAL NET ASSETS - (100.0%)			$800,482,159

The accompanying Notes to Financial Statements are an integral part of these Statements.

17

INTERNATIONAL VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2017

	SHARES	VALUE
COMMON STOCKS (94.7%)
Australia (3.7%)
Incitec Pivot, Ltd. (AUD)(b)(i)	355,000	$1,075,672

Austria (5.5%)
Do & Co Ag (EUR)(b)	12,500	708,212
Schoeller-Bleckmann Oilfield Equipment AG (EUR)(a)(b)	1,500	152,981
Semperit Holding AG (EUR)(b)	28,000	742,467
		1,603,660

Brazil (1.0%)
Cia de Saneamento do Parana (BRL)(a)(b)	17,000	306,985

Canada (12.1%)
Cardinal Energy, Ltd. (CAD)(b)	160,000	647,892
Mandalay Resources Corp. (CAD)(b)	2,050,000	440,334
OceanaGold Corp. (CAD)(b)	230,000	591,010
Pine Cliff Energy, Ltd. (CAD)(a)(b)	700,000	256,165
Total Energy Services, Inc. (CAD)(b)	75,000	886,635
Whitecap Resources, Inc. (CAD)(b)	55,000	391,607
Yamana Gold, Inc. (CAD)(b)	115,000	358,632
		3,572,275

Colombia (1.7%)
Grupo Nutresa SA (COP)(b)	55,000	510,481

France (3.3%)
Technicolor SA (EUR)(b)(i)	285,000	981,525

Germany (3.4%)
Deutz AG (EUR)(b)(i)	35,000	316,408
KSB AG (EUR)(b)(i)	500	301,168
Vossloh AG (EUR)(a)(b)(i)	7,000	392,464
		1,010,040

Great Britain (12.9%)
Chemring Group PLC (GBP)(b)	330,000	818,698
Devro PLC (GBP)(b)	230,000	711,124
Foxtons Group PLC (GBP)(b)(i)	800,000	882,583
Laird PLC (GBP)(b)	360,000	668,325
Stock Spirits Group PLC (GBP)(b)	195,000	707,563
		3,788,293

Hong Kong (8.3%)
Clear Media, Ltd. (HKD)(b)	499,000	496,263
CP Pokphand Co., Ltd. (HKD)(b)	4,000,000	317,426
Far East Consortium International, Ltd. (HKD)(b)(i)	800,000	481,044
Keck Seng Investments, Ltd. (HKD)(b)	1,275,000	1,142,349
		2,437,082

Ireland (1.8%)
Trinity Biotech PLC (ADR)(a)	105,000	535,500

Italy (1.4%)
Danieli & C Officine Meccaniche SpA (EUR)(b)(i)	17,000	403,409

Japan (18.5%)
Anritsu Corp. (JPY)(b)(i)	50,000	562,881
Bank of Kyoto, Ltd. (JPY)(b)(i)	18,000	934,791
Fuji Pharma Co., Ltd. (JPY)(b)(i)	11,000	423,825
Kurita Water Industries, Ltd. (JPY)(b)(i)	20,000	648,429
Medikit Co., Ltd. (JPY)(b)	11,400	531,174
Nabtesco Corp. (JPY)(b)(i)	2,000	76,423
Nippon Seiki Co., Ltd. (JPY)(b)(i)	21,000	450,493
OKUMA Corp. (JPY)(b)(i)	4,700	310,849
Takamatsu Construction Group Co., Ltd. (JPY)(b)(i)	22,000	619,365
Wacom Co., Ltd. (JPY)(b)(i)	165,000	891,128
		5,449,358

Netherlands (2.6%)
Boskalis Westminster (EUR)(b)(i)	20,000	753,672

New Zealand (1.5%)
Scott Technology, Ltd. (NZD)(b)(i)	175,000	438,420

Slovenia (2.5%)
Krka dd Novo mesto (EUR)(b)	10,700	738,208

South Korea (7.2%)
ING Life Insurance Korea, Ltd. (KRW)(b)(j)(k)	15,000	748,214
NongShim Co., Ltd. (KRW)(b)	2,000	661,342
Sung Kwang Bend Co., Ltd. (KRW)(b)(i)	77,000	717,424
		2,126,980

Sri Lanka (1.0%)
John Keells Holdings PLC (LKR)(b)	300,000	290,228

Sweden (1.5%)
Getinge AB (Class B) (SEK)(b)(i)	30,000	435,022

Taiwan (4.8%)
Chicony Electronics Co., Ltd. (TWD)(b)(i)	350,000	879,511
Teco Electric and Machinery Co., Ltd. (TWD)(b)(i)	550,000	525,228
		1,404,739

TOTAL COMMON STOCKS
(Cost $23,799,478)		$27,861,549

PREFERRED STOCK (2.0%)
Brazil (1.0%)
Banco ABC Brasil SA (BRL)(b)	55,000	284,857

Germany (1.0%)
KSB AG (EUR)(b)(i)	500	304,634

TOTAL PREFERRED STOCK
(Cost $350,966)		$589,491

	INTEREST	PAR
	RATE	AMOUNT	VALUE
SHORT-TERM INVESTMENTS (3.6%)
Time Deposits (3.6%)
JPMorgan Chase(New York)(c)	0.92%	$1,048,341	$1,048,341

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,048,341)			$1,048,341

TOTAL INVESTMENTS - (100.3%)
(Cost $25,198,785)			$29,499,381
OTHER ASSETS AND LIABILITIES, NET - (-0.3%)			(75,016)
TOTAL NET ASSETS - (100.0%)			$29,424,365

The accompanying Notes to Financial Statements are an integral part of these Statements.

18

COUNTRY OF RISK — % OF NET ASSETS (UNAUDITED)

Country of risk, sourced from Heartland Advisors, is based on where the primary operations or revenues of the company or issuer are located and may differ from the country of domicile reported in the Schedule of Investments.

HEARTLAND INTERNATIONAL VALUE FUND

Australia	3.7%
Austria	3.0
Brazil	3.2
Canada	7.4
Chile	1.5
China	2.8
Columbia	1.7
France	3.3
Germany	4.5
Hong Kong	1.6
Ireland	1.8
Italy	1.4
Japan	18.5
Netherlands	2.6
New Zealand	3.5
Poland	2.4
Slovenia	2.5
South Korea	7.2
Sri Lanka	1.0
Sweden	1.5
Taiwan	4.8
Turkey	2.4
United Kingdom	10.5
United States	3.9
Other Assets	3.3
TOTAL	100.0%

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	Traded in a foreign country.
(c)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of December 31, 2017.
(d)	Affiliated company. See Note 10 in Notes to Financial Statements.
(e)	Less than 0.05% of total net assets.
(f)	Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2 in Notes to Financial Statements.
(g)	All or a portion of the security is pledged as collateral on written options. The aggregate value of the collateralized securities totals $9,823,000 as of December 31, 2017. See Note 4 in Notes to Financial Statements.
(h)	Derivative instrument. See Note 4 in Notes to Financial Statements.
(i)	Classified as Level 2. Valued using methods determined by the Board of Directors or using systematic fair valuation model provided by an independent pricing service. See Note 3 in Notes to Financial Statements.
(j)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant of the Securities Act of 1933, or pursuant to an exemption from registration. See Note 2 in the Notes to Financial Statements.
(k)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. See Note 2 in Notes to Financial Statements.

Common Abbreviations:

ADR	American Depositary Receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
Ltd.	Limited.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
REIT	Real Estate Investment Trust.
SA	Sociedad Anonima is the Spanish equivalent of a publicly held corporation.
SpA	Societa per Azione.

Currency Abbreviations:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	United Kingdom Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
NZD	New Zealand Dollar
TWD	Taiwan Dollar
SEK	Swedish Krona
LKR	Sri Lankan Rupee

Percentages are stated as a percent of net assets. Sector and industry classifications determined by Heartland Advisors may reference data from sources such as Factset Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

The accompanying Notes to Financial Statements are an integral part of these Statements.

19

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

		MID CAP			INTERNATIONAL
	SELECT VALUE FUND	VALUE FUND	VALUE PLUS FUND	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$181,029,657	$6,725,333	$338,654,897	$658,969,273	$25,198,785
Investments in securities, at value	$233,701,784	$7,659,227	$380,894,237	$664,290,621	$29,499,381
Investments in affiliates, at value (See Note 10)	—	—	40,365,000	138,646,749	—
Total Investments, at value	233,701,784	7,659,227	421,259,237	802,937,370	29,499,381
Foreign currency, at value (cost $—, $—, $—, $37,361 and $—, respectively)	—	—	—	37,361	—
Receivable for securities sold	2,160,609	—	334,048	1,703,068	—
Receivable due from advisor	—	344	—	—	—
Accrued dividends and interest	173,793	8,586	718,763	835,042	49,717
Receivable for capital shares issued	47,445	756	79,731	26,022	1,173
Prepaid expenses	23,698	6,655	38,569	59,985	7,142
Total Assets	236,107,329	7,675,568	422,430,348	805,598,848	29,557,413

LIABILITIES:
Written options, at value (proceeds $—, $—, $—, $346,192 and $—, respectively)	—	—	—	258,000	—
Payable due to custodian due to overdraft	1,092,008	6	511	—	—
Payable for securities purchased	783,952	—	—	3,811,749	87,646
Payable for capital shares redeemed	97,661	—	595,087	811,850	—
Accrued expenses
Management fees	18,768	—	32,464	65,152	1,188
Distribution fees - Investor Class	—	130	—	—	218
Fund accounting fees	9,707	2,249	15,969	31,005	7,416
Transfer agency fees	27,934	3,293	51,414	58,873	4,035
Custody fees	2,681	466	3,756	9,238	5,346
Audit fees	22,008	22,008	21,900	22,414	23,170
Directors fees	26	1	47	87	4
Legal fees	6,108	190	10,980	21,288	762
Printing fees	7,674	201	16,156	20,823	583
Other	1,890	1,230	3,800	6,210	2,680
Total Liabilities	2,070,417	29,774	752,084	5,116,689	133,048
TOTAL NET ASSETS	$234,036,912	$7,645,794	$421,678,264	$800,482,159	$29,424,365

NET ASSETS CONSIST OF:
Paid-in capital	$175,612,908	$6,711,420	$391,274,924	$655,305,154	$28,953,126
Accumulated undistributed net investment income (loss)	602	120	11,517	107,458	(1,027,740)
Accumulated undistributed realized gains (losses)	5,751,275	360	(52,212,517)	1,014,883	(2,801,801)
Net unrealized appreciation	52,672,127	933,894	82,604,340	144,054,664	4,300,780
TOTAL NET ASSETS	$234,036,912	$7,645,794	$421,678,264	$800,482,159	$29,424,365

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$199,635,688	$4,823,102	$352,172,643	$726,557,724	$7,982,664
Shares outstanding	7,107,289	402,261	10,588,992	17,645,127	742,065
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$28.09	$11.99	$33.26	$41.18	$10.76
INSTITUTIONAL CLASS:
Net assets	$34,401,224	$2,822,692	$69,505,621	$73,924,435	$21,441,701	(b)
Shares outstanding	1,228,697	235,357	2,099,650	1,760,941	1,993,792	(b)
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$28.00	$11.99	$33.10	$41.98	$10.75	(b)

(a)	Includes cost of investments in affiliates of $– for the Select Value Fund, $– for the Mid Cap Value Fund, $26,096,800 for the Value Plus Fund, $139,361,268 for the Value Fund and $– for the International Value Fund. See Note 10 in Notes to Financial Statements.
(b)	Inception date is May 1, 2017.

The accompanying Notes to Financial Statements are an integral part of these Statements.

20

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2017

		MID CAP			INTERNATIONAL
	SELECT VALUE FUND	VALUE FUND	VALUE PLUS FUND	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends(a)	$6,515,275	$150,263	$5,841,684	$9,527,845	$552,921
Interest	25,343	609	16,765	277,884	6,451
Securities lending, net	761	—	—	—	—
Foreign taxes withheld	(38,612)	(1,050)	—	(90,295)	(55,550)
Total Investment Income	6,502,767	149,822	5,858,449	9,715,434	503,822

EXPENSES:
Management fees	1,834,125	54,112	3,104,612	5,991,577	235,560
Distribution fees - Investor Class	463,887	11,402	871,254	1,083,439	37,754
Transfer agency fees	318,144	38,746	615,700	648,837	52,256
Fund accounting fees	93,133	6,327	166,196	300,991	25,250
Custodian fees	15,117	5,670	27,503	60,574	41,165
Printing and communication fees	5,910	244	9,854	26,387	613
Postage fees	15,552	368	29,069	27,135	940
Legal fees	33,082	951	60,712	104,345	4,545
Registration fees	33,122	28,128	45,631	37,221	17,870
Directors’ fees	39,656	1,106	73,078	127,059	4,248
Audit and tax fees	22,160	23,648	21,938	26,204	28,251
Insurance fees	32,359	837	59,967	98,086	3,169
Other expenses	25,159	7,515	44,382	70,061	8,812
Total Expenses before waivers	2,931,406	179,054	5,129,896	8,601,916	460,433
Expenses waived by investment advisor (See Note 6)	7,575	95,735	—	—	125,626
Total Expenses after waivers	2,923,831	83,319	5,129,896	8,601,916	334,807
NET INVESTMENT INCOME	3,578,936	66,503	728,553	1,113,518	169,015

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments	26,129,346	375,394	47,709,400	43,093,746	1,326,354
Investments - Affiliated securities	—	—	(2,864,646)	2,300,780	—
Futures contracts	—	—	—	—	1,102
Written options	—	—	—	644,836	—
Foreign currency translation	2,819	—	—	(36,898)	(11,383)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,742,192)	131,463	(19,722,974)	13,678,310	1,271,992
Investments - Affiliated securities	—	—	11,554,714	(2,849,813)	—
Futures contracts	—	—	—	—	(3,200)
Written options	—	—	—	168,946	—
Foreign currency translation	—	—	—	5,745,236	1,935,344
TOTAL REALIZED & UNREALIZED NET GAINS ON INVESTMENTS, FUTURES, OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	24,389,973	506,857	36,676,494	62,745,143	4,520,209
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,968,909	$573,360	$37,405,047	$63,858,661	$4,689,224

(a)	Includes $540,040 and $413,606 received from affiliated issuers held by the Value Plus Fund and Value Fund, respectively. See Note 10 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

21

STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND		MID CAP VALUE FUND		VALUE PLUS FUND
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
FROM INVESTMENT OPERATIONS:
Net investment income	$3,578,936	$3,105,953	$66,503	$45,640	$728,553	$3,514,773
Net realized gains (losses)	26,132,165	35,154,246	375,394	219,133	44,844,754	(31,991,875)
Net change in unrealized appreciation (depreciation)	(1,742,192)	7,187,389	131,463	999,547	(8,168,260)	118,303,935
Net increase in net assets resulting from operations	27,968,909	45,447,588	573,360	1,264,320	37,405,047	89,826,833

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(2,668,713)	(2,283,783)	(34,215)	(27,340)	(483,263)	(2,748,765)
Institutional Class	(555,952)	(546,316)	(26,808)	(18,952)	(254,961)	(796,968)
Net realized gain on investments
Investor Class	(21,898,802)	(24,647,375)	(265,086)	—	—	—
Institutional Class	(3,850,444)	(4,802,096)	(154,391)	—	—	—
Total distributions to shareholders	(28,973,911)	(32,279,570)	(480,500)	(46,292)	(738,224)	(3,545,733)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	11,416,324	12,523,463	1,664,365	1,484,816	21,607,943	30,003,582
Dividends reinvested	24,209,907	26,461,336	293,506	27,331	476,864	2,716,177
Value of shares redeemed(a)	(56,910,371)	(73,119,571)	(1,185,963)	(1,140,029)	(127,348,321)	(232,640,213)
Total Investor Class	(21,284,140)	(34,134,772)	771,908	372,118	(105,263,514)	(199,920,454)
Institutional Class
Proceeds from shares issued	9,159,597	10,193,587	161,707	801,537	12,395,733	41,036,376
Dividends reinvested	4,245,276	4,771,593	181,199	18,952	240,812	769,916
Value of shares redeemed(a)	(21,202,055)	(22,157,371)	(248,510)	(300,561)	(57,858,130)	(444,092,448)
Total Institutional Class	(7,797,182)	(7,192,191)	94,396	519,928	(45,221,585)	(402,286,156)
Net increase (decrease) in net assets derived from capital transactions	(29,081,322)	(41,326,963)	866,304	892,046	(150,485,099)	(602,206,610)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(30,086,324)	(28,158,945)	959,164	2,110,074	(113,818,276)	(515,925,510)
NET ASSETS AT THE BEGINNING OF THE PERIOD	264,123,236	292,282,181	6,686,630	4,576,556	535,496,540	1,051,422,050
NET ASSETS AT THE END OF THE PERIOD	$234,036,912	$264,123,236	$7,645,794	$6,686,630	$421,678,264	$535,496,540
INCLUDING ACCUMULATED NET INVESTMENT INCOME	$602	$1,688	$120	$651	$11,517	$21,188

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	391,346	446,244	138,736	144,550	711,693	1,194,197
Reinvested Shares	856,079	926,842	24,378	2,306	14,235	89,179
Shares Redeemed	(1,944,974)	(2,618,516)	(99,146)	(117,042)	(4,197,967)	(9,513,549)
Net increase (decrease) resulting from share transactions	(697,549)	(1,245,430)	63,968	29,814	(3,472,039)	(8,230,173)
Institutional Class
Shares Issued	317,586	363,624	13,531	74,418	406,879	1,661,905
Reinvested Shares	150,595	167,601	15,050	1,599	7,223	25,393
Shares Redeemed	(730,153)	(787,031)	(20,747)	(35,171)	(1,924,961)	(19,546,814)
Net increase (decrease) resulting from share transactions	(261,972)	(255,806)	7,834	40,846	(1,510,859)	(17,859,516)

(a)    Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

22

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	VALUE FUND		INTERNATIONAL VALUE FUND
	For the Year Ended	For the Year Ended	For the Year Ended		For the Year Ended
	December 31, 2017	December 31, 2016	December 31, 2017		December 31, 2016
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$1,113,518	$(798,303)	$169,015		$251,058
Net realized gains (losses)	46,002,464	54,057,464	1,316,073		(1,152,150)
Net change in unrealized appreciation	16,742,679	66,629,167	3,204,136		2,710,520
Net increase in net assets resulting from operations	63,858,661	119,888,328	4,689,224		1,809,428

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(686,807)	—	(70,750)		(341,725)
Institutional Class	(204,688)	—	(254,227	)(a)	—
Net realized gain on investments
Investor Class	(43,507,143)	(26,786,832)	—		—
Institutional Class	(4,351,733)	(2,092,740)	—	(a)	—
Total distributions to shareholders	(48,750,371)	(28,879,572)	(324,977)		(341,725)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	15,080,013	24,380,179	3,168,934		3,027,997
Dividends reinvested	42,531,237	25,816,109	70,016		335,718
Value of shares redeemed(b)	(120,808,199)	(145,176,407)	(21,625,721)		(5,005,275)
Total Investor Class	(63,196,949)	(94,980,119)	(18,386,771)		(1,641,560)
Institutional Class
Proceeds from shares issued	12,869,618	9,647,496	20,617,809	(a)	—
Dividends reinvested	4,345,835	1,946,161	252,453	(a)	—
Value of shares redeemed(b)	(6,259,123)	(15,858,430)	(750,429	)(a)	—
Total Institutional Class	10,956,330	(4,264,773)	20,119,833		—
Net increase (decrease) in net assets derived from capital transactions	(52,240,619)	(99,244,892)	1,733,062		(1,641,560)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(37,132,329)	(8,236,136)	6,097,309		(173,857)
NET ASSETS AT THE BEGINNING OF THE PERIOD	837,614,488	845,850,624	23,327,056		23,500,913
NET ASSETS AT THE END OF THE PERIOD	$800,482,159	$837,614,488	$29,424,365		$23,327,056
INCLUDING ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME (LOSS)	$107,458	$(40,545)	$(1,027,740)		$(923,048)

FUND SHARE TRANSACTIONS
Investor Class
Shares Issued	366,936	672,416	323,251		338,606
Reinvested Shares	1,026,824	639,169	6,519		37,014
Shares Redeemed	(2,951,987)	(3,980,734)	(2,145,286)		(600,241)
Net decrease resulting from share transactions	(1,558,227)	(2,669,149)	(1,815,516)		(224,621)
Institutional Class
Shares Issued	311,241	266,833	2,042,343	(a)	—
Reinvested Shares	102,909	47,317	23,506	(a)	—
Shares Redeemed	(148,648)	(430,324)	(72,057	)(a)	—
Net increase (decrease) resulting from share transactions	265,502	(116,174)	1,993,792		—

(a)	Inception date is May 1, 2017.
(b)	Value of shares redeemed includes amounts for early redemption fees. See Note 7 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

23

FINANCIAL HIGHLIGHTS

	INCOME FROM INVESTMENT OPERATIONS(a)				DISTRIBUTIONS
				Total income
			Net realized and	(loss) from	Distributions	Distributions from
	Net asset value,	Net investment	unrealized gains	investment	from net	net realized gains	Total	Net asset value,
	beginning of period	income (loss)(a)(c)	(losses)	operations	investment income	on investments	distributions	end of period
SELECT VALUE FUND
Investor Class
December 31, 2017	$28.43	$0.42	$3.13	$3.55	$(0.42)	$(3.47)	$(3.89)	$28.09
December 31, 2016	27.08	0.32	4.91	5.23	(0.33)	(3.55)	(3.88)	28.43
December 31, 2015	31.32	0.26	(1.51)	(1.25)	(0.29)	(2.70)	(2.99)	27.08
December 31, 2014	33.78	0.11	1.30	1.41	(0.14)	(3.73)	(3.87)	31.32
December 31, 2013	29.16	0.15	10.04	10.19	(0.12)	(5.45)	(5.57)	33.78
Institutional Class
December 31, 2017	28.35	0.50	3.12	3.62	(0.50)	(3.47)	(3.97)	28.00
December 31, 2016	27.01	0.38	4.91	5.29	(0.40)	(3.55)	(3.95)	28.35
December 31, 2015	31.25	0.33	(1.50)	(1.17)	(0.37)	(2.70)	(3.07)	27.01
December 31, 2014	33.72	0.22	1.30	1.52	(0.26)	(3.73)	(3.99)	31.25
December 31, 2013	29.13	0.27	10.02	10.29	(0.25)	(5.45)	(5.70)	33.72
MID CAP VALUE FUND
Investor Class(e)
December 31, 2017	11.82	0.10	0.86	0.96	(0.09)	(0.70)	(0.79)	11.99
December 31, 2016	9.25	0.08	2.57	2.65	(0.08)	—	(0.08)	11.82
December 31, 2015	10.13	0.09	(0.80)	(0.71)	(0.07)	(0.10)	(0.17)	9.25
December 31, 2014	10.00	0.03	0.13	0.16	(0.03)	—	(0.03)	10.13
Institutional Class(e)
December 31, 2017	11.82	0.13	0.86	0.99	(0.12)	(0.70)	(0.82)	11.99
December 31, 2016	9.23	0.12	2.55	2.67	(0.08)	—	(0.08)	11.82
December 31, 2015	10.15	0.11	(0.81)	(0.70)	(0.12)	(0.10)	(0.22)	9.23
December 31, 2014	10.00	0.03	0.14	0.17	(0.02)	—	(0.02)	10.15
VALUE PLUS FUND
Investor Class
December 31, 2017	30.33	0.04	2.94	2.98	(0.05)	—	(0.05)	33.26
December 31, 2016	24.08	0.14	6.31	6.45	(0.20)	—	(0.20)	30.33
December 31, 2015	31.66	0.16	(5.62)	(5.46)	(0.21)	(1.91)	(2.12)	24.08
December 31, 2014	35.82	0.09	(1.03)	(0.94)	(0.07)	(3.15)	(3.22)	31.66
December 31, 2013	29.69	0.17	9.97	10.14	(0.16)	(3.85)	(4.01)	35.82
Institutional Class
December 31, 2017	30.19	0.10	2.93	3.03	(0.12)	—	(0.12)	33.10
December 31, 2016	23.97	0.15	6.30	6.45	(0.23)	—	(0.23)	30.19
December 31, 2015	31.57	0.24	(5.62)	(5.38)	(0.31)	(1.91)	(2.22)	23.97
December 31, 2014	35.75	0.19	(1.04)	(0.85)	(0.18)	(3.15)	(3.33)	31.57
December 31, 2013	29.64	0.27	9.97	10.24	(0.28)	(3.85)	(4.13)	35.75

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Portfolio turnover rate is calculated at the Fund level.
(c)	Calculated using the average shares method.
(d)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(e)	Inception date is October 31, 2014.
(f)	Not Annualized.
(g)	Annualized.

The accompanying Notes to Financial Statements are an integral part of these Statements.

24

		RATIOS/SUPPLEMENTAL DATA
				Percentage of net	Percentage of	Percentage of	Percentage of net		Percentage of net
		Net assets,	Percentage of	investment income	expenses to average	expenses to	investment income		investment income
		end of period	expenses to	(loss) to average	net assets	average net assets	(loss) to average net		(loss) to average net	Portfolio
Total Return		(in thousands)	average net assets	net assets	before waivers	after waivers	assets before waiver		assets after waivers	turnover rate(b)

12.42%		$199,636	1.23%	1.42%	N/A	N/A	N/A		N/A	43%
19.25		221,868	1.23	1.13	N/A	N/A	N/A		N/A	49
(4.16)		245,105	1.20	0.84	N/A	N/A	N/A		N/A	40
4.07		396,692	1.20	0.32	N/A	N/A	N/A		N/A	42
35.07		488,526	1.20	0.44	N/A	N/A	N/A		N/A	57

12.69	%(d)	34,401	N/A	N/A	1.01%	0.99%	1.70%		1.72%	43%
19.54	(d)	42,256	N/A	N/A	1.00	0.99	1.36		1.37	49
(3.92)		47,178	N/A	N/A	0.94	0.94	1.05		1.05	40
4.40		161,444	N/A	N/A	0.88	0.88	0.64		0.64	42
35.45		221,896	N/A	N/A	0.88	0.88	0.78		0.78	57

8.11	%(d)	4,823	N/A	N/A	2.50%	1.25%	(0.42)%		0.83%	51%
28.67	(d)	3,998	N/A	N/A	3.22	1.25	(1.13)		0.84	76
(7.08	)(d)	2,853	N/A	N/A	3.55	1.25	(1.40)		0.90	46
1.61	(d)(f)	1,575	N/A	N/A	9.62 (g)	1.25 (g)	(6.44	)(g)	1.93 (g)	4 (f)

8.37	%(d)	2,823	N/A	N/A	2.45%	0.99%	(0.37)%		1.09%	51%
28.97	(d)	2,689	N/A	N/A	3.46	0.99	(1.33)		1.14	76
(6.89	)(d)	1,723	N/A	N/A	3.41	0.99	(1.36)		1.06	46
1.73	(d)(f)	2,067	N/A	N/A	9.36 (g)	0.99 (g)	(6.22	)(g)	2.16 (g)	4 (f)

9.81%		352,173	1.19%	0.13%	N/A	N/A	N/A		N/A	75%
26.77		426,486	1.19	0.56	N/A	N/A	N/A		N/A	77
(17.41)		536,809	1.16	0.53	N/A	N/A	N/A		N/A	22
(2.70)		1,332,686	1.14	0.26	N/A	N/A	N/A		N/A	26
34.15		1,784,320	1.14	0.51	N/A	N/A	N/A		N/A	32

10.04%		69,506	N/A	N/A	0.97%	0.97%	0.33%		0.33%	75%
26.89		109,010	N/A	N/A	0.97	0.97	0.61		0.61	77
(17.20)		514,613	N/A	N/A	0.90	0.90	0.81		0.81	22
(2.45)		1,473,706	N/A	N/A	0.89	0.89	0.53		0.53	26
34.53		1,349,248	N/A	N/A	0.84	0.84	0.80		0.80	32

The accompanying Notes to Financial Statements are an integral part of these Statements.

25

FINANCIAL HIGHLIGHTS (CONTINUED)

	INCOME FROM INVESTMENT OPERATIONS(a)				DISTRIBUTIONS
				Total income
			Net realized and	(loss) from	Distributions	Distributions from
	Net asset value,	Net investment	unrealized gains	investment	from net	net realized gains	Total	Net asset value,
	beginning of period	income (loss)(a)(c)	(losses)	operations	investment income	on investments	distributions	end of period
VALUE FUND
Investor Class
December 31, 2017	$40.41	$0.05	$3.37	$3.42	$(0.04)	$(2.61)	$(2.65)	$41.18
December 31, 2016	35.98	(0.04)	5.91	5.87	—	(1.44)	(1.44)	40.41
December 31, 2015	43.73	0.15	(4.93)	(4.78)	(0.14)	(2.83)	(2.97)	35.98
December 31, 2014	48.12	0.07	1.00	1.07	(0.22)	(5.24)	(5.46)	43.73
December 31, 2013	40.66	(0.23)	13.28	13.05	(0.43)	(5.16)	(5.59)	48.12
Institutional Class
December 31, 2017	41.15	0.14	3.42	3.56	(0.12)	(2.61)	(2.73)	41.98
December 31, 2016	36.56	0.02 (d)	6.01	6.03	—	(1.44)	(1.44)	41.15
December 31, 2015	44.39	0.22	(5.01)	(4.79)	(0.21)	(2.83)	(3.04)	36.56
December 31, 2014	48.77	0.16	1.01	1.17	(0.31)	(5.24)	(5.55)	44.39
December 31, 2013	41.13	(0.16)	13.47	13.31	(0.51)	(5.16)	(5.67)	48.77
INTERNATIONAL VALUE FUND
Investor Class
December 31, 2017	9.12	0.04	1.70	1.74	(0.10)	—	(0.10)	10.76
December 31, 2016	8.45	0.10	0.71	0.81	(0.14)	—	(0.14)	9.12
December 31, 2015	9.77	0.08	(1.26)	(1.18)	(0.05)	(0.09)	(0.14)	8.45
December 31, 2014	10.96	0.08	(0.49)	(0.41)	(0.66)	(0.12)	(0.78)	9.77
December 31, 2013(g)	10.79	0.07	0.59	0.66	(0.49)	—	(0.49)	10.96
May 31, 2013	8.34	0.08	2.55	2.63	(0.18)	—	(0.18)	10.79
Institutional Class(j)
December 31, 2017	10.15	0.06	0.67	0.73	(0.13)	—	(0.13)	10.75

(a)	Redemption fees represent less than $.01 on a per share basis.
(b)	Portfolio turnover rate is calculated at the Fund level.
(c)	Calculated using the average shares method.
(d)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(e)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.
(f)	Effective May 1, 2017, the expense limitation rate changed from 1.49% to 1.25%.
(g)	Effective December 31, 2013, the International Value Fund changed its fiscal year end from May 31 to December 31.
(h)	Not Annualized.
(i)	Annualized.
(j)	Inception date is May 1, 2017.

The accompanying Notes to Financial Statements are an integral part of these Statements.

26

		RATIOS/SUPPLEMENTAL DATA
				Percentage of	Percentage of		Percentage of		Percentage of net		Percentage of net
		Net assets,	Percentage of	net investment	expenses to		expenses to		investment income		investment income
		end of period	expenses to average	income (loss) to	average net assets		average net assets		(loss) to average net		(loss) to average net		Portfolio
Total Return		(in thousands)	net assets	average net assets	before waivers		after waivers		assets before waivers		assets after waivers		turnover rate(b)

8.42%		$726,558	1.09%	0.12%	N/A		N/A		N/A		N/A		35%
16.31		776,071	1.09	(0.11)	N/A		N/A		N/A		N/A		47
(11.04)		786,936	1.06	0.36	N/A		N/A		N/A		N/A		52
2.22		1,073,232	1.07	0.14	N/A		N/A		N/A		N/A		38
32.11		1,180,293	1.08	(0.49)	N/A		N/A		N/A		N/A		32

8.59%		73,924	N/A	N/A	0.91%		0.91%		0.34%		0.34%		35%
16.52		61,543	N/A	N/A	0.92		0.92		0.04		0.04		47
(10.90)		58,914	N/A	N/A	0.91		0.91		0.52		0.52		52
2.38		76,800	N/A	N/A	0.91		0.91		0.32		0.32		38
32.37		87,986	N/A	N/A	0.91		0.91		(0.34)		(0.34)		32

19.04	%(e)	7,983	N/A	N/A	1.84%		1.39	%(f)	(0.05)%		0.40%		49%
9.54	(e)	23,327	N/A	N/A	1.89		1.49		0.76		1.16		55
(12.09	)(e)	23,501	N/A	N/A	1.81		1.49		0.56		0.88		62
(3.76	)(e)	29,049	N/A	N/A	1.76		1.49		0.49		0.76		31
6.13	(e)(h)	31,387	N/A	N/A	2.00	(i)	1.49	(i)	1.55	(i)	1.04	(i)	16	(h)
31.64	(e)	28,001	N/A	N/A	2.36		1.72		0.19		0.83		51

7.18	%(e)(h)	21,442	N/A	N/A	1.45	%(i)	0.99	%(i)	0.40	%(i)	0.85	%(i)	49	%(h)

The accompanying Notes to Financial Statements are an integral part of these Statements.

27

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The capital shares of the Select Value Fund, Mid Cap Value Fund, Value Plus Fund, Value Fund, and International Value Fund (each a “Fund” and collectively, the “Funds”, with 150,000,000 shares authorized and a par value of $.001 per share), each of which is a diversified fund, are issued by the Corporation. The Funds offer Investor Class and Institutional Class shares. The Institutional Class Shares of the International Value Fund launched on May 1, 2017. The International Value Fund was a previously operational fund which was a series of Trust for Professional Managers (the “Predecessor Fund”), a Delaware statutory trust. On April 29, 2013, the Board of Directors of the Corporation (the “Board”) approved the reorganization into the International Value Fund, a newly formed series of the Corporation. The International Value Fund’s fiscal year end changed from May 31 to December 31. The inception date of the Predecessor Fund is October 1, 2010. The inception date of the Mid Cap Value Fund is October 31, 2014. Heartland Advisors, Inc. (the “Advisor”) serves as investment advisor to the Corporation.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements. Each Fund is considered an investment company for financial reporting purposes under Generally Accepted Accounting Principles (“GAAP”). The Funds have applied the guidance of FASB Accounting Standards Codification 946 (“ASC 946”).

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the composite market. Lacking any trades, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 under GAAP. Debt securities having maturities of 60 days or less and short-term investments may be valued at acquisition cost, which approximates fair value, plus or minus any amortization or accretion, if applicable. Securities and other assets for which quotations are not readily available, deemed unreliable, or have facts and circumstances that indicate otherwise, are valued at their fair value using methods determined by the Board. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During the fiscal year ended December 31, 2017, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. GAAP requires that permanent financial reporting and tax differences be reclassified based on their characterization for federal income tax purposes. Accordingly, at December 31, 2017, the following reclassifications were made to increase (decrease) such amounts.

		ACCUMULATED UNDISTRIBUTED
	ACCUMULATED UNDISTRIBUTED	NET REALIZED GAIN (LOSSES)	PAID IN
FUND	NET INVESTMENT INCOME (LOSS)	ON INVESTMENTS	CAPITAL
SELECT VALUE FUND	$(355,357)	$(3,502,936)	$3,858,293
MID CAP VALUE FUND	(6,011)	(21,953)	27,964
VALUE PLUS FUND	—	—	—
VALUE FUND	(74,020)	(3,072,544)	3,146,564
INTERNATIONAL VALUE FUND	51,270	(51,270)	—

Total net assets are not affected by these reclassifications.

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is disclosed in the Statements of Operations. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Certain dividends from foreign securities will be recorded as soon as the Corporation is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

(e)	Investment income and realized and unrealized gains or losses on investments, futures, options, and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds, or some combination thereof, as applicable.

(f)	The Funds may invest a portion of their assets in Real Estate Investment Trusts (“REITs”) and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs may not be eligible for treatment as qualified dividend income. As the final character of the distributions may not be known until reported by the REITs on their 1099s, the Funds may utilize an estimate for the current year character of distributions.

28

(g)	At December 31, 2017, the Value Fund had 1.98% of net assets that were illiquid as defined pursuant to guidelines adopted by the Board.

(h)	Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), such as securities issued pursuant to the resale limitations provided under Rule 144A or Regulation S under the Act, may be considered by the Board to be liquid under guidelines adopted by Board. As of December 31, 2017, Regulation S and Rule 144A securities held in the International Value Fund represented 2.54% of net assets. The Select Value, Mid Cap Value, Value Plus, and Value Funds did not hold any such securities.

(i)	The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the respective Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at the period end, resulting from changes in the exchange rate. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse political, social, regulatory, and economic developments. Foreign security prices can be affected by exchange rate and foreign currency fluctuations, less publicly available information, and different accounting, auditing, legal, and financial standards. Foreign investments may also be less liquid than investments in U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign securities usually are generally denominated and traded in foreign currencies, while the Funds value assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Funds’ non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

(j)	The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(3)	FAIR VALUE MEASUREMENTS

The Funds follow GAAP, under which various inputs are used in determining the value of the Funds’ investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.

•	Level 2 - Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets, or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes international securities that use a systematic fair valuation model, and portfolio securities and other financial instruments lacking any sales referenced in Note 2.

•	Level 3 - Significant unobservable prices or inputs (includes the Board’s and Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of Decmeber 31, 2017:

SELECT VALUE FUND

	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$233,701,784	$—	$—	$233,701,784
Total	$233,701,784	$—	$—	$233,701,784

MID CAP VALUE FUND

	Level 1 – Quoted and	Level 2 – Other Significant	Level 3– Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$7,442,626	$—	$—	$7,442,626
Short-Term Investments	216,601	—	—	216,601
Total	$7,659,227	$—	$—	$7,659,227

VALUE PLUS FUND

	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$421,211,800	$—	$—	$421,211,800
Short-Term Investments	47,437	—	—	47,437
Total	$421,259,237	$—	$—	$421,259,237

29

VALUE FUND

	Level 1 – Quoted and	Level 2 –Other Significant	Level 3 – Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$747,367,608	$—	$—	$747,367,608
Purchased Options	90,000	—	—	90,000
Short-Term Investments	55,479,762	—	—	55,479,762
Total	$802,937,370	$—	$—	$802,937,370

Other Financial Instruments(4)
Liabilities
Written Options	$(253,000)	$(5,000)	$—	$(258,000)
Total	$(253,000)	$(5,000)	$—	$(258,000)

INTERNATIONAL VALUE FUND

	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$14,359,815	$13,501,734	$—	$27,861,549
Preferred Stock	284,857	304,634	—	589,491
Short-Term Investments	1,048,341	—	—	1,048,341
Total	$15,693,013	$13,806,368	$—	$29,499,381

(1)	The Funds measure transfers between levels as of the beginning and end of the financial reporting period. Transfers between Level 1 and Level 2 as of December 31, 2017 resulted from securities priced using a systematic fair valuation model or quoted prices which were not active at either the beginning or end of the period.

(2)	For detailed industry descriptions and common stocks identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.

(3)	The Funds measure Level 3 activity as of the beginning and end of the financial period. For the year ended December 31, 2017, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(4)	Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as covered calls.

Security amounts in the International Value Fund that were transferred into and out of Levels 1 and 2 at December 31, 2017 were as follows:

INTERNATIONAL VALUE FUND	LEVEL 1 – Quoted Prices		LEVEL 2 – Other Significant Observable Inputs
	Transfers In	Transfers Out	Transfers In	Transfers Out
Common Stocks	$969,012	$1,587,160	$1,587,160	$969,012
Preferred Stocks	—	304,634	304,634	—
Short-Term Investments	—	—	—	—
Total	$969,012	$1,891,794	$1,891,794	$969,012

(4)	DERIVATIVE INSTRUMENTS

GAAP requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance, and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures, and options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return, or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates, and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

WARRANTS

Each Fund may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. As of December 31, 2017, the Funds did not hold any warrants.

30

FUTURES CONTRACTS

Each Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. A Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by a Fund as unrealized gains or losses. When the futures contract is closed, a Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The average notional amount of short futures contracts held by the International Value Fund during the year ended December 31, 2017 was $(154,657). As of December 31, 2017, the Funds had no open futures positions.

A Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The effect of derivatives instruments held by the International Value Fund on the Statements of Operations for the year ended December 31, 2017 was as follows:

Risk Exposure	Statements of Operations Location
Foreign Exchange Currency Contracts - Futures	Net realized gains (losses) on futures contracts	$1,102
Foreign Exchange Currency Contracts - Futures	Net change in unrealized appreciation (depreciation) on futures contracts	(3,200)

OPTIONS CONTRACTS

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. Each Fund may also purchase put options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A Fund may enter into closing transactions with respect to such options by writing an option identical to the one it has purchased (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for OTC options). A Fund may also exercise such options or allow them to expire. The monthly average notional amount and monthly average number of contracts of purchased options held by the Value Fund during the year ended December 31, 2017 was $625,250 and 83, respectively. The monthly average notional amount and monthly average number of contracts of written options held by the Value Fund during the year ended December 31, 2017 was $818,583 and 167, respectively. The Value Fund had the following transactions in options during the year ended December 31, 2017:

FUND NAME	NUMBER OF CONTRACTS	PURCHASED OPTIONS AT VALUE	NOTIONAL VALUE
VALUE FUND
LGI Homes, Inc., $70.00, 01/19/18 (Purchased Put)	1,000	90,000	7,503,000
Total Purchased Options	1,000	90,000	7,503,000

FUND NAME	NUMBER OF CONTRACTS	WRITTEN OPTIONS AT VALUE*	NOTIONAL VALUE
VALUE FUND
Lannett Co., Inc., $30.00, 01/19/18 (Covered Call)	(1,000)	(5,000)	(2,320,000)
LGI Homes, Inc., $75.00, 01/19/18 (Covered Call)	(1,000)	(253,000)	(7,503,000)
Total Written Options	(2,000)	(258,000)	(9,823,000)

* Amounts reflect a liability of the Fund which is included on the Statement of Assets and Liabilites.

Statements of Assets and Liabilities - Fair Value of Derivative Instruments as of December 31, 2017:

VALUE FUND	Statements of Assets and Liabilities Location	Value Fund Fair Value
Liability Derivatives
Equity Contracts (Purchased Options)	Investments in securities, at value	$90,000
Equity Contracts (Written Options)	Written options, at value	(258,000)
		$(168,000)

The effect of derivatives instruments on the Statements of Operations for the year ended December 31, 2017:

		Realized Gain	Change in Unrealized
	Location of Gain (Losses) on	on Derivatives	Loss on Derivatives
VALUE FUND	Derivatives Recognized in Income	Recognized in Income	Recognized in Income
Equity Contracts (Purchased Options)	Net realized gains (losses) on purchased options / Net change in unrealized appreciation (depreciation) on investments	$—	$(59,510)
Equity Contracts (Written Options)	Net realized gains (losses) on written options / Net change in unrealized appreciation (depreciation) on written options	644,836	$168,946
		$644,836	$109,436

OFFSETTING ARRANGEMENTS

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets and liabilities, only following a specified event of default or early termination. The following table presents derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2017.

31

		GROSS AMOUNTS	NET AMOUNTS
		OFFSET IN THE	PRESENTED IN THE	GROSS AMOUNTS NOT OFFSET IN THE
	GROSS AMOUNTS OF	STATEMENTS OF	STATEMENTS OF	STATEMENT OF FINANCIAL POSITION
DESCRIPTION	RECOGNIZED LIABILITIES	ASSETS AND LIABILITIES	ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED(1)	NET AMOUNT
VALUE FUND
Written Options (counter-
party, Susquehanna)	$258,000	$—	$258,000	$(258,000)	$—	$—
Total	$258,000	$—	$258,000	$(258,000)	$—	$—

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

(5)	SECURITIES LENDING

The Funds have entered into an agreement with Brown Brothers Harriman & Co. (the “Lending Agent”), dated November 30, 2011, as amended (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash collateral in an amount equal to not less than 102% of the value of loaned securities. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them. As of December 31, 2017, the Funds did not have securities on loan.

(6)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with the Advisor to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Mid Cap Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets, the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets, and the International Value Fund pays the Advisor a monthly management fee at the annual rate of 0.85% of the average daily net assets of the Fund.

The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the International Value Fund to ensure that the Fund’s total annual fund operating expenses do not exceed 1.25% of the Fund’s average net assets for the Investor Class Shares and 0.99% for the Institutional Class Shares, through at least May 1, 2019, and subject thereafter to annual reapproval of the agreement by the Board. Prior to May 1, 2017, the Advisor had contractually agreed to waive its management fee and/or reimburse expenses of the International Value Fund to ensure that its total annual fund operating expenses did not exceed 1.49% of the Fund’s average daily net assets for the Investor Class Shares. The Institutional Class Shares launched on May 1, 2017. Prior to May 1, 2013, the expense limitation cap was 1.75%. For the year ended December 31, 2017, expenses of $67,873 for Investor Class and $57,753 for Institutional Class were waived by the Advisor. The operating expense limitation agreement can be terminated only by, or with consent of, the Board.

The Advisor has contractually agreed to waive its management fees and/or reimburse expenses of the Mid Cap Value Fund to ensure that the Fund’s total annual fund operating expenses do not exceed 1.25% of the Fund’s average net assets for the Investor Class Shares and 0.99% for the Institutional Class Shares through at least May 1, 2019, and subject thereafter to annual re-approval of the agreement by the Board. The operating expense limitation agreement can be terminated only by, or with the consent of, the Board. For the year ended December 31, 2017, expenses of $57,070 for Investor Class and $38,665 for Institutional Class were waived by the Advisor.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Select Value Fund, Value Plus Fund, and Value Fund, to the extent necessary to maintain the Institutional Class total annual fund operating expenses at a ratio of 0.99% of average daily net assets. During the year ended December 31, 2017, expenses of $7,575 for Institutional Class of the Select Value Fund were waived by the Advisor. This voluntary waiver/reimbursement may be discontinued at any time. The Advisor may not recoup amounts previously waived or reimbursed.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of the Investor Class Shares of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional Class shares are not subject to 12b-1 fees. During the year ended December 31, 2017, $312,517 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Advisor and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $275,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Funds’ Distributor, ALPS Distributors, Inc. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors, and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing, and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative, or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of December 31, 2017, the following entities beneficially owned 25% or greater of a Fund’s outstanding shares:

FUND	BENEFICIAL OWNER	PERCENTAGE
MID CAP VALUE FUND	Heartland Holdings, Inc. *	34.5%
INTERNATIONAL VALUE FUND	Heartland Holdings, Inc. *	32.8%

*	Heartland Holdings, Inc. is an affiliate of the Advisor. Percentage reported includes shares held by Bill Nasgovitz through direct ownership and through his control of Heartland Holdings, Inc.

(7)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Select Value Fund, Mid Cap Value Fund, Value Plus Fund, and Value Fund that are redeemed or exchanged within 10 days (90 days for the International Value Fund) are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid-in capital”. The Funds retained redemption fees during the year ended December 31, 2017 as follows:

	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
Investor Class	$20	$—	$114	$2	$344
Institutional Class	—	—	32	—	—
Total	$20	$—	$146	$2	$344

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(8)	INVESTMENT TRANSACTIONS

During the year ended December 31, 2017, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. Government obligations.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
SELECT VALUE FUND	$102,403,143	$152,864,760
MID CAP VALUE FUND	4,150,269	3,656,652
VALUE PLUS FUND	334,411,259	485,952,343
VALUE FUND	266,113,334	377,651,167
INTERNATIONAL VALUE FUND	14,317,466	12,859,427

(9)	FEDERAL INCOME TAX INFORMATION

The Funds have qualified and intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

As of and during the year ended December 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities as of December 31, 2017, are displayed in the table below.

				NET APPRECIATION/	NET TAX UNREALIZED
		GROSS UNREALIZED	GROSS UNREALIZED	(DEPRECIATION)	APPRECIATION
FUND	TAX COST OF INVESTMENTS	APPRECIATION	DEPRECIATION	OF FOREIGN CURRENCY	ON INVESTMENTS
SELECT VALUE FUND	$181,043,275	$53,577,462	$(918,953)	$—	$52,658,509
MID CAP VALUE FUND	6,743,879	1,080,065	(164,717)	—	915,348
VALUE PLUS FUND	339,263,458	94,005,843	(12,010,064)	—	81,995,779
VALUE FUND	659,491,097	207,092,039	(63,645,766)	86,567	143,532,840
INTERNATIONAL VALUE FUND	26,482,308	4,992,735	(1,975,662)	184	3,017,257

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales and the mark-to-market of passive foreign investment companies.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2017 was as follows:

	DISTRIBUTIONS PAID FROM
		NET LONG-TERM	TOTAL TAXABLE
FUND	ORDINARY INCOME	CAPITAL GAINS	DISTRIBUTIONS
SELECT VALUE FUND	$3,224,665	$25,749,246	$28,973,911
MID CAP VALUE FUND	177,705	302,795	480,500
VALUE PLUS FUND	738,224	—	738,224
VALUE FUND	891,495	47,858,876	48,750,371
INTERNATIONAL VALUE FUND	324,977	—	324,977

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2016 was as follows:

	DISTRIBUTIONS PAID FROM
		NET LONG-TERM	TOTAL TAXABLE
FUND	ORDINARY INCOME	CAPITAL GAINS	DISTRIBUTIONS
SELECT VALUE FUND	$2,830,099	$29,449,471	$32,279,570
MID CAP VALUE FUND	46,292	—	46,292
VALUE PLUS FUND	3,545,733	—	3,545,733
VALUE FUND	—	28,879,572	28,879,572
INTERNATIONAL VALUE FUND	341,725	—	341,725

As of December 31, 2017, the components of distributable earnings (deficit) on a tax basis were as follows:

			UNREALIZED
	(OVER)/UNDISTRIBUTED	ACCUMULATED	APPRECIATION/	OTHER CUMULATIVE TIMING
FUND	ORDINARY INCOME	CAPITAL GAINS/(LOSSES)	(DEPRECIATION)	DIFFERENCES	TOTAL
SELECT VALUE FUND	$602	$5,764,893	$52,658,509	$—	$58,424,004
MID CAP VALUE FUND	1,113	17,793	915,348	120	934,374
VALUE PLUS FUND	4,977	(51,603,956)	81,995,779	6,540	30,403,340
VALUE FUND	5,143,639	(3,496,648)	143,532,840	(2,826)	145,177,005
INTERNATIONAL VALUE FUND	250,717	(2,763,553)	3,017,257	(33,182)	471,239

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term.

33

Capital loss carryovers used during the year ended December 31, 2017, were:

FUND	AMOUNT
VALUE PLUS FUND	$40,936,341
INTERNATIONAL VALUE FUND	1,288,918

Capital losses carried forward were as follows:

FUND	SHORT TERM	LONG TERM
VALUE PLUS FUND	$—	$51,603,956
INTERNATIONAL VALUE FUND	34,168	2,693,143

The following Funds elect to defer to the year ending December 31, 2018, the following capital losses recognized during the period November 1, 2017 through December 31, 2017:

FUND	AMOUNT
VALUE FUND	$3,496,648
INTERNATIONAL VALUE FUND	36,242

The following Funds elect to defer to the year ending December 31, 2018, late year ordinary losses in the amount of:

FUND	AMOUNT
VALUE FUND	$2,826
INTERNATIONAL VALUE FUND	33,510

(10)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the Investment Company Act of 1940) with the Value Plus and Value Funds; that is, the respective Fund held 5% or more of their outstanding voting securities during the year ended December 31, 2017. The Select Value, Mid Cap Value, and International Value Funds had no transactions with affiliates during the same period.

VALUE PLUS FUND
	SHARE BALANCE			SHARE BALANCE			CHANGE IN
	AS OF			AS OF	FAIR VALUE AS OF		UNREALIZED	REALIZED
SECURITY NAME	DECEMBER 31, 2016	PURCHASES	SALES	DECEMBER 31, 2017	DECEMBER 31, 2017	DIVIDENDS	GAIN (LOSS)	GAIN (LOSS)
Investments in affiliates held as of December 31, 2017
DMC Global, Inc.	1,050,000	—	(125,000)	925,000	$23,171,250	$78,128	$9,055,244	$(768,608)
Park Electrochemical Corp.	1,685,000	—	(810,000)	875,000	17,193,750	461,912	2,499,470	(2,096,038)
Grand Total	2,735,000	—	935,000	1,800,000	$40,365,000	$540,040	$11,554,714	$(2,864,646)

34

VALUE FUND
	SHARE BALANCE			SHARE BALANCE			CHANGE IN
	AS OF			AS OF	FAIR VALUE AS OF		UNREALIZED	REALIZED
SECURITY NAME	DECEMBER 31, 2016	PURCHASES	SALES	DECEMBER 31, 2017	DECEMBER 31, 2017	DIVIDENDS	GAIN (LOSS)	GAIN (LOSS)
Investments in affiliates held as of December 31, 2017
Acacia Research Corp.	4,125,729	274,271	(200,000)	4,200,000	$17,010,000	$—	$(8,819,023)	$(1,394,381)
Barrett Business
Services, Inc.	500,000	4,425	(204,425)	300,000	19,347,000	413,606	(7,791,438)	7,296,910
CPI Aerostructures, Inc.	613,100	156,900	(120,000)	650,000	5,817,500	—	290,451	(319,100)
CUI Global, Inc.	1,600,000	400,000	—	2,000,000	5,500,000	—	(6,748,087)	—
Harvard Bioscience, Inc.	2,000,000	100,000	(403,774)	1,696,226	5,597,546	—	1,364,024	(842,884)
Hudson Global, Inc.	3,150,000	—	—	3,150,000	7,087,500	—	2,803,500	—
Hydrogenics Corp.	1,015,000	—	(70,000)	945,000	10,489,500	—	6,805,550	(232,534)
IntriCon Corp.	550,000	53,622	(45,509)	558,113	11,050,637	—	7,199,189	586,890
Jernigan Capital, Inc.	465,000	—	—	465,000	8,839,650	—	(460,350)	—
Lincoln Educational
Services Corp.	2,470,000	—	—	2,470,000	4,989,400	—	247,000	—
Northwest Pipe Co.	500,000	—	—	500,000	9,570,000	—	960,000	—
Perma-Fix
Environmental Services	1,000,000	—	—	1,000,000	3,650,000	—	(250,000)	—
RCM Technologies, Inc.	1,100,000	—	(266,805)	833,195	5,207,469	—	(33,323)	1,006,073
StarTek, Inc.	1,442,400	—	(547,400)	895,000	8,923,150	—	2,249,091	820,882
SuperCom, Ltd.	817,599	147,177	(164,776)	800,000	3,128,000	—	801,652	(234,239)
Transcat, Inc.	600,000	—	—	600,000	8,550,000	—	2,070,000	—
Willbros Group, Inc.	3,479,948	20,052	(760,988)	2,739,012	3,889,397	—	(1,920,523)	(4,578,160)
Total	25,428,776	1,156,447	(2,783,677)	23,801,546	$138,646,749	$413,606	$(1,232,287)	$2,109,457

Investments no longer affiliated as of December 31, 2017
Marathon Patent
Group, Inc.	915,194	934,806	(1,850,000)	—	$—	$—	$(100,472)	$(2,389,417)
NCI, Inc. (Class A)	573,297	—	(573,297)	—	—	—	(2,583,855)	5,255,531
Radisys Corp.	2,209,013	190,987	(2,400,000)	—	—	—	(3,202,085)	(5,027,181)
Pixelworks, Inc.	2,250,000	—	(1,000,000)	1,250,000	7,912,500	—	4,268,886	2,352,390
Total	5,947,504	1,125,793	(5,823,297)	1,250,000	7,912,500	—	(1,617,526)	191,323

Grand Total					$146,559,249	$413,606	$(2,849,813)	$2,300,780

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF HEARTLAND GROUP, INC.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Heartland Group, Inc. comprising Heartland Select Value Fund, Heartland Mid Cap Value Fund, Heartland Value Plus Fund, Heartland Value Fund, and Heartland International Value Fund (the “Funds”) as of December 31, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds constituting Heartland Group, Inc. as of December 31, 2017, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The Funds’ financial statements and financial highlights for the periods ended prior to December 31, 2016, were audited by other auditors whose report dated February 12, 2016, expressed an unqualified opinion on those statements and highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

February 14, 2018

36

ADDITIONAL INFORMATION (UNAUDITED)

FEDERAL INCOME TAX INFORMATION

The Funds hereby designate the following numbers as long-term capital gain distributions.

FUND	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
Long Term Capital Gains	$29,249,363	$317,932	$0	$50,334,869	$0

The amounts above include $3,500,117, $15,137, and $2,475,993, of earnings and profits distributed to shareholders on redemptions for the Select Value Fund, Mid-Cap Value Fund, and Value Fund respectively. The Heartland Value Plus Fund, and International Value Fund did not include redemptions to shareholders as distributions of earnings and profit.

For the calendar year 2017, the following dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs & Growth Tax Relief Act of 2003:

FUND	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
Qualified Dividend Income	100%	77.76%	100%	100%	95.79%

The Funds intend to designate the maximum amount allowed as taxed at a rate of 15%.

The percentage of the total ordinary distributions paid during the calendar year ended December 31, 2017 that qualify for the corporate dividends received deduction for each of the Funds is reported below:

FUND	SELECT VALUE FUND	MID CAP VALUE FUND	VALUE PLUS FUND	VALUE FUND	INTERNATIONAL VALUE FUND
Dividends Received Deduction	100%	72.84%	100%	100%	0%

Pursuant to §853 of the Internal Revenue Code, the Heartland International Value Fund designates the following amounts as foreign taxes paid for the period January 1 through December 31, 2017. Foreign taxes paid for purposes of §853 may be less than actual foreign taxes paid for financial statement purposes.

Creditable Foreign Taxes Paid

$43,712

Portion of Ordinary Income Distribution derived from Foreign Sourced Income*

98.88%

*	The Fund has not derived any income from ineligible foreign sources as defined under §901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS Form 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire six month period from July 1, 2017 through December 31, 2017.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	7/1/17	12/31/17	7/1/17 - 12/31/17	7/1/17 - 12/31/17
Heartland Select Value Fund - Investor	$1,000.00	$1,101.30	$6.51	1.23%
Heartland Select Value Fund - Institutional	1,000.00	1,102.80	5.25	0.99
Heartland Mid Cap Value Fund - Investor	1,000.00	1,060.40	6.49	1.25
Heartland Mid Cap Value Fund - Institutional	1,000.00	1,061.30	5.14	0.99
Heartland Value Plus Fund - Investor	1,000.00	1,125.90	6.38	1.19
Heartland Value Plus Fund - Institutional	1,000.00	1,127.30	5.15	0.96
Heartland Value Fund - Investor	1,000.00	1,056.80	5.34	1.03
Heartland Value Fund - Institutional	1,000.00	1,057.40	4.72	0.91
Heartland International Value Fund - Investor	1,000.00	1,067.50	6.51	1.25
Heartland International Value Fund - Institutional	1,000.00	1,068.70	5.16	0.99

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (365).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

37

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	7/1/17	12/31/17	7/1/17 - 12/31/17	7/1/17 - 12/31/17
Heartland Select Value Fund - Investor	$1,000.00	$1,019.00	$6.26	1.23%
Heartland Select Value Fund - Institutional	1,000.00	1,020.21	5.04	0.99
Heartland Mid Cap Value Fund - Investor	1,000.00	1,018.90	6.36	1.25
Heartland Mid Cap Value Fund - Institutional	1,000.00	1,020.21	5.04	0.99
Heartland Value Plus Fund - Investor	1,000.00	1,019.21	6.06	1.19
Heartland Value Plus Fund - Institutional	1,000.00	1,020.37	4.89	0.96
Heartland Value Fund - Investor	1,000.00	1,020.01	5.24	1.03
Heartland Value Fund - Institutional	1,000.00	1,020.62	4.63	0.91
Heartland International Value Fund - Investor	1,000.00	1,018.90	6.36	1.25
Heartland International Value Fund - Institutional	1,000.00	1,020.21	5.04	0.99

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (365).

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www.heartlandadvisors.com, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www.heartlandadvisors.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202.

38

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS (UNAUDITED)

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Board elects the Officers of the Corporation and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board meets regularly to review, among other items, the Funds’ investments, performance, and expenses. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and each Fund’s distribution plan and related distribution agreements and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors, and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that the Chairman and 75% of the members of the Board must be independent directors for purposes of the 1940 Act. The following table presents information about each Director and Officer of the Corporation. The mailing address of the Directors and Officers is 789 North Water Street, Suite 500, Milwaukee, WI 53202.

		Term of office		Number of
	Position(s)	and length	Principal	Heartland Funds	Other
	held with the	of time	occupations during	overseen by	Directorships
INDEPENDENT DIRECTORS:	Corporation	served(1)	past five years:	Director	held by Director(2)
Robert A. Rudell Date of Birth: 9/48	Chairman of the Board Director	Since 1/06 Since 2/05	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	5	Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Medtox Scientific, Inc., April 2002 to July 2012; Director, Vantagepoint Funds, March 2007 to 2011 (31 mutual funds).

Dale J. Kent Date of Birth: 11/52	Director	Since 8/03	Director (part-time), R&R Insurance, since September 2017; Director (part-time), Continental Properties Company, since September 2017; Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, July 2002-July 2017; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	5	None

Ward D. Armstrong Date of Birth: 1/54	Director	Since 2/08	Retired; Managing Partner, NorthRock Partners, LLC, October 2013 to July 2015; Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial, February 2010 to October 2013; Senior Vice President, Ameriprise Financial, Inc., November 1984 to May 2007; President, American Express Asset Management, 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	5	Trustee, ALPS Series Trust, May 2016 to present (7 mutual funds)

39

Number of
	Position(s)	Term of office	Principal	Heartland Funds	Other
	held with the	and length	occupations during	overseen by	Directorships
INTERESTED DIRECTORS AND OFFICERS:	Corporation	of time served(1)	past five years:	Director	held by Director(2)
William (“Bill”) J. Nasgovitz(3)(4) Date of Birth: 10/44	President and Director	Since 12/84	Chairman and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Chief Investment Officer, Heartland Advisors, Inc., January 2013 - December 31, 2017; Director, Heartland Advisors, Inc., since April 2008; President, Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., 1982 to 2012.	5	None
William (“Will”) R. Nasgovitz(4) Date of Birth: 4/78	Chief Executive Officer	Since 5/12	Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., 2006 to 2011; Research Analyst, Heartland Advisors, Inc., 2004 to 2006; Research Associate, Heartland Advisors, Inc., November 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC 2000 to 2002.	N/A	N/A
Nicole J. Best Date of Birth: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11	Chief Administrative Officer, Heartland Advisors, Inc., since June 2015; Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary, Heartland Group, Inc., May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc. and Heartland Group, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.	N/A	N/A
Vinita K. Paul Date of Birth: 8/79	Vice President Chief Compliance Officer Anti-Money Laundering Officer Secretary	Since 8/08 Since 12/16; 8/08 — 5/16 Since 2/14 Since 4/17	Vice President and General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., August 2008 to May 2016 and since December 2016; Assistant Secretary, Heartland Group, Inc., May 2016 to April 2017; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary, North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.
(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.
(3)	William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with the Advisor.
(4)	William (“Will”) R. Nasgovitz is the son of William (“Bill”) J. Nasgovitz.

The standing committees of the Corporation’s Board of Directors include an Audit Committee and a Nominating and Governance Committee. Both Committees consist of all the Independent Directors, namely Robert A. Rudell, Dale J. Kent and Ward D. Armstrong. Mr. Kent serves as chairman of the Audit Committee, and Mr. Armstrong serves as chairman of the Nominating and Governance Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The Audit Committee has adopted a written charter. The Audit Committee had four meetings during the twelve months ended December 31, 2017.

The Nominating and Governance Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re- election to the Board as and when required. The Nominating and Governance Committee generally accepts recommendations for nominations by shareholders of the Funds. The Nominating and Governance Committee has adopted a written charter. The Nominating and Governance Committee had two meetings during the twelve months ended December 31, 2017.

The Funds’ Statement of Additional Information includes additional information about the Directors of the Corporation and is available, without charge, at www.heartlandadvisors.com or upon request, by calling 1-800-432-7856.

40

DEFINITIONS AND DISCLOSURES (UNAUDITED)

Certain security valuations and forward estimates are based on Heartland Advisors’ calculations. Statements regarding securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s view when made and are subject to change at any time based on market and other considerations. Any forecasts may not prove to be true. Economic predictions are based on estimates and are subject to change. There is no guarantee that any particular investment strategy will be successful.

Growth and value investing each have unique risks and potential for rewards and may not be suitable for all investors. A growth investing strategy emphasizes capital appreciation and typically carries a higher risk of loss and potential reward than a value investing strategy; a value investing strategy emphasizes investments in companies believed to be undervalued.

Bear Market: occurs when the price of a group of securities is falling or is expected to fall.

Book Value: is the sum of all of a company’s assets, minus its liabilities.

Earnings Per Share: is the portion of a company’s profit allocated to each outstanding share of common stock.

Emerging Markets: refer to economies that are progressing toward becoming advanced, as shown by some liquidity in local debt and equity markets and the existence of some form of market exchange and regulatory body, though they generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies.

Momentum: is the rate of acceleration of a security’s price or trade volume.

Operating Leverage: is a measurement of the degree to which a firm or project incurs a combination of fixed and variable costs. A business that makes sales providing a very high gross margin and fewer fixed costs and variable costs is considered to have high leverage. The higher the degree of operating leverage, the greater the magnitude of changes in sales to potential profits.

NASDAQ: is a global electronic marketplace for buying and selling securities, as well as the benchmark index for U.S. technology stocks. NASDAQ was created by the National Association of Securities Dealers (NASD) to enable investors to trade securities on a computerized, speedy and transparent system, and commenced operations on February 8, 1971.

Price/Book Ratio: of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow: represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations, shows the ability of a business to generate cash, and acts as a gauge of liquidity and solvency.

Price/Earnings Ratio: of a stock is calculated by dividing the current price of the stock by its trailing or its forward 12 months’ earnings per share.

Price/Sales Ratio: is calculated by dividing a stock’s current price by its revenue per share for the trailing 12 months.

Real Estate Investment Trust (REIT): is a security that sells like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages.

Tangible Book Value: is the sum of all of a company’s assets, minus its liabilities and intangible assets, such as goodwill.

Total Debt/Total Capital Ratio: of a stock is calculated by dividing the short- and long-term debt obligations of the company by its total capital, which is represented by the company’s debt and shareholders’ equity, which includes common stock, preferred stock, minority interest, and net debt.

Yield Curve: is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. In a positive-sloping yield curve, short-term debt instruments have a lower yield than long-term debt instruments of the same credit quality. A negative, or inverted, yield curve occurs when short-term debt instruments have a higher yield than long-term debt instruments of the same credit quality.

NASDAQ 100 Index: includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market based on market capitalization.

Russell 2000® Growth Index: measures the performance of those Russell 2000® companies with higher price/book ratios and higher forecasted growth characteristics.

Russell 2000® Value Index: measures the performance of those Russell 2000® companies with lower price/book ratios and lower forecasted growth characteristics.

Russell 3000® Index: is a market capitalization weighted equity index maintained by the Russell Investment Group that seeks to be a benchmark of the entire U.S. stock market and encompasses the 3,000 largest U.S.-traded stocks, in which the underlying companies are all incorporated in the U.S.

Russell 3000® Growth Index: measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth characteristics.

Russell 3000® Value Index: measures the performance of those Russell 3000® Index companies with lower price/book ratios and lower forecasted growth characteristics.

Russell Global® ex-US Small Cap Index: measures the small-cap segment of the global equity universe as defined by Russell, excluding companies assigned to the US.

Russell Midcap® Value Index: measures the performance of those Russell Midcap® Index companies with lower price/book ratios and lower forecasted growth characteristics.

S&P 500 Index: is an index of 500 U.S. stocks chosen for market size, liquidity, and industry group representation and is a widely used U.S. equity benchmark.

All indices are unmanaged. It is not possible to invest directly in an index.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indices. Russell® is a trademark of the Frank Russell Investment Group.

Data sourced from FactSet: Copyright 2018 FactSet Research Systems Inc., FactSet Fundamentals. All rights reserved.

This report contains forward-looking statements, such as economic predictions and portfolio manager opinions. These statements are subject to risks, uncertainties, actual developments in the future, and their impact on the Funds could be materially different than those that are projected or implied.

Supplemental Information for Russell 3000® Value Less Russell 3000 Growth®

	CALENDAR YEAR ANNUAL RETURNS (%)
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997
Russell 3000® Growth Index	12.00	34.68	-1.31	41.66	5.22	3.69	2.20	36.57	21.88	28.74
Russell 3000® Value Index	23.63	24.22	-8.85	25.41	14.90	18.65	-1.95	37.03	21.59	34.83

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
Russell 3000® Growth Index	35.02	33.83	-22.42	-19.63	-28.03	30.97	6.93	5.17	9.46	11.40
Russell 3000® Value Index	13.50	6.65	8.04	-4.33	-15.18	31.14	16.94	6.85	22.34	-1.01

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Russell 3000® Growth Index	-38.44	37.01	17.64	2.18	15.22	34.24	12.44	5.09	7.39	29.59
Russell 3000® Value Index	-36.25	19.76	16.23	-0.10	17.56	32.69	12.69	-4.13	18.40	13.19

Source: Copyright 2018 FactSet Research Systems Inc., FactSet Fundamentals. All rights reserved; and Russell®

Past performance does not guarantee future results.

Supplemental Information for Russell 2000® Value Less Russell 2000® Growth

	CALENDAR YEAR ANNUAL RETURNS (%)
	1988	1989	1990	1991	1992	1993	1994	1995	1996	1997
Russell 2000® Growth Index	20.37	20.17	-17.41	51.19	7.77	13.37	-2.43	31.04	11.26	12.95
Russell 2000® Value Index	29.47	12.43	-21.77	41.70	29.14	23.77	-1.54	25.75	21.37	31.78

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
Russell 2000® Growth Index	1.23	43.09	-22.43	-9.23	-30.26	48.54	14.31	4.15	13.35	7.05
Russell 2000® Value Index	-6.45	-1.49	22.83	14.02	-11.43	46.03	22.25	4.71	23.48	-9.78

	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Russell 2000® Growth Index	-38.54	34.47	29.09	-2.91	14.59	43.29	5.62	-1.38	11.32	22.17
Russell 2000® Value Index	-28.92	20.58	24.50	-5.50	18.05	34.50	4.22	-7.47	31.74	7.84

41

Heartland Advisors’ commitment to you:

Striving to achieve superior investment results and outstanding client service

Fundamental Research

We are committed to discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We leverage our investment team’s decades of experience to uncover out-of-favor, financially sound, and undervalued companies

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s 10 Principles of Value Investing TM

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandadvisors.com. Please read the prospectus carefully before investing.

Distributed by ALPS Distributors, Inc.	HLF005985/0219

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

A copy of the Code of Ethics for principal executive and principal financial officers will be sent to you free of charge, upon request, by calling or writing: Heartland Funds, 789 North Water Street, Milwaukee, WI 53202, (888) 505-5180.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Dale J. Kent, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The principal accounting fees disclosed below in items 4(a) through 4(d) and 4(g) (“Fees”) for the current fiscal year represent those Fees contractually agreed to between the registrant and principal accountant. However, such Fees could be increased due to overages not anticipated at the time of the engagement by the principal account and/or the registrant. Any changes to the prior fiscal year’s Fees, if any, are a result of such overages not applied to the registrant until after the filing deadline imposed by Form N-CSR.

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds $87,500 were for the fiscal year ended December 31, 2017 and $103,500 for the fiscal year ended December 31, 2016.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $0 for the fiscal year ended December 31, 2017 and $0 for the fiscal year ended December 31, 2016.

Tax Fees

(c)	The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds were $26,600 for the fiscal year ended December 31, 2017 and $40,510 for the fiscal year ended December 31, 2016.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds were $0 for the fiscal year ended December 31, 2017 and $0 for the fiscal year ended December 31, 2016.

4(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

4(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	[Not applicable]
(c)	[100%]
(d)	[Not applicable]

4(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was [zero percent (0%)].

4(g) The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were [$0] for the fiscal year ended December 31, 2017 and $0 for the fiscal year ended December 31, 2016.

4(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	February 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	February 16, 2018

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer & Principal Accounting Officer

Date:	February 16, 2018